Exhibit 10





                         TRUST AGREEMENT
                              UNDER
            SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM
             FOR OFFICERS OF AMERICAN AIRLINES, INC.
           PARTICIPATING IN THE $UPER $AVER PLUS PLAN



                   Adopted September 15, 2005





                        TABLE OF CONTENTS



ARTICLE I - DEFINITIONS                                                   2
 Section 1.1.  Account                                                    2
 Section 1.2.  Actuary                                                    2
 Section 1.3.  Beneficiary                                                2
 Section 1.4.  Code                                                       2
 Section 1.5.  Committee                                                  2
 Section 1.6.  Corporation                                                2
 Section 1.7.  Expense Account                                            2
 Section 1.8.  Fund                                                       2
 Section 1.9.  Investment Manager                                         2
 Section 1.10. Participant                                                3
 Section 1.11. Plan                                                       3
 Section 1.12. $uper $aver Plus Plan                                      3
 Section 1.13. Supplemental $uper $aver Plus Plan                         3
 Section 1.14. Trust                                                      3
 Section 1.15. Trustee                                                    3
 Section 1.16. Valuation Date                                             3

ARTICLE II - CREATION, PURPOSE AND ADMINISTRATION OF THE TRUST            3
 Section 2.1.  Purpose of the Trust; Separate Trust                       3
 Section 2.2.  Administration of the Trust                                4
 Section 2.3.  Irrevocable; Not Subject to Creditor Claims                4
 Section 2.4.  Secured Interest; Separate Account                         4

ARTICLE III - ACCOUNTS                                                    4
 Section 3.1.  Fund and Accounts                                          4
 Section 3.2.  Written Certifications Provided by Corporation to the
               Trustee                                                    5
 Section 3.3.  Benefits Payable                                           5
 Section 3.4.  Account Adjustment                                         5
 Section 3.5.  Maintenance of Accounts                                    6
 Section 3.6.  Taxability of Trust and the Participants                   6
 Section 3.7.  Accumulation/Distribution of Trust Income                  7
 Section 3.8.  Contributions by the Corporation for Income Taxes          7

ARTICLE IV - CONTRIBUTIONS, CERTIFICATIONS AND DISTRIBUTIONS              7
 Section 4.1.  Contributions to the Trust                                 7
 Section 4.2.  Provision of Benefits is Binding Obligation of Corporation 7
 Section 4.3.  Provision of Reports and Written Certifications by the
               Corporation to the Trustee                                 7
 Section 4.4.  Distributions to Participants                              8

ARTICLE V - ACTUARY                                                       8
 Section 5.1.  Determination of Corporation's Fund Contributions by
               Actuary                                                    8
 Section 5.2.  Resignation/Removal of Actuary                             8

ARTICLE VI - INVESTMENTS AND POWERS OF THE TRUSTEE                        9
 Section 6.1.  Fund Held in Trust                                         9
 Section 6.2.  Types of Investments                                       9
 Section 6.3.  Powers and Authority of Trustee                           10
 Section 6.4.  Investment of Fund by Investment Manager                  12
 Section 6.5.  Making Benefit Payments Upon Retirement or Employment
               Termination                                               13
 Section 6.6.  Deposit of Contributions by Trustee                       13
 Section 6.7.  Dealings with the Trustee                                 13
 Section 6.8.  Use of Fund Assets to Pay Trust Expenses                  14

ARTICLE VII - DUTIES OF THE TRUSTEE                                      14
 Section 7.1.  General Duties of the Trustee                             14
 Section 7.2.  Valuation of Fund                                         14
 Section 7.3.  Reports and Records                                       14
 Section 7.4.  No Duty to Advance Funds or to Administer the
               Supplemental $uper $aver Plus Plan                        16
 Section 7.5.  Resignation/Removal of Trustee                            16

ARTICLE VIII - COMPENSATION, IMMUNITIES AND INDEMNITY OF THE TRUSTEE     17
 Section 8.1.  Trustee Compensation and Expenses                         17
 Section 8.2.  Expense Account                                           17
 Section 8.3.  Immunities                                                17
 Section 8.4.  Indemnity of the Trustee                                  18
 Section 8.5.  Determination of Interests in the Fund, Enforcement of
               Trust and Legal Proceedings                               19

ARTICLE IX - AMENDMENT AND TERMINATION OF THE TRUST                      19
 Section 9.1.  Amendment of Agreement                                    19
 Section 9.2.  Termination of Agreement                                  19

ARTICLE X - THE COMMITTEE                                                20
 Section 10.1. Membership and Actions of the Committee                   20
 Section 10.2. Committee Compensation and Expenses                       20
 Section 10.3. Indemnity of Committee                                    21

ARTICLE XI - MISCELLANEOUS                                               21
 Section 11.1. Governing Law                                             21
 Section 11.2. No Effect on Employment                                   21
 Section 11.3. Successors                                                21
 Section 11.4. Severability                                              22
 Section 11.5. Incorporation of Plan as Part of Agreement                22
 Section 11.6. Execution in Counterparts                                 22
 Section 11.7. Effect of Divisions and Captions                          22
 Section 11.8. Gender and Number                                         22






                         TRUST AGREEMENT
                              UNDER
            SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM
             FOR OFFICERS OF AMERICAN AIRLINES, INC.
           PARTICIPATING IN THE $UPER $AVER PLUS PLAN


     THIS AGREEMENT (the "Agreement") is made and entered into effective as of the 15th day of September, 2005 (the "Effective Date"), by and between AMERICAN AIRLINES, INC. (the "Corporation"), a corporation organized and existing under the laws of the State of Delaware, and WACHOVIA BANK, NATIONAL ASSOCIATION (the "Trustee"), a national association organized and existing under the laws of the United States, and the individuals constituting the Committee described in Section 10.1 hereof (the "Committee").


                            RECITALS

     WHEREAS, in January 1985, the Board of Directors of AMR Corporation established the Supplemental Executive Retirement Program for Officers of American Airlines, Inc., as subsequently amended (the "Plan"), a copy of which is attached hereto as Exhibit A and made a part of this Agreement for all purposes, in part, for the purpose of paying under the Plan supplemental retirement benefits to certain officers of the Corporation who are participants (the "Participants") in AMR Corporation's $uper $aver Plus Plan, a copy of which is attached hereto as Exhibit B and made a part of this Agreement for all purposes (such supplemental benefit scheme under the Plan to be referred to herein as the "Supplemental $uper $aver Plus Plan"); and

     WHEREAS, the Supplemental $uper $aver Plus Plan has not been funded to date for the benefit of the Participants; and

     WHEREAS, the Corporation seeks to establish an irrevocable trust to fund retirement benefits of the Participants of the Supplemental $uper $aver Plus Plan; and

       WHEREAS, the Corporation desires the Trustee to be responsible for the protection and conservation of the assets of the Trust, and the Trustee is willing to undertake such responsibility under the terms of the Agreement; thus, the Corporation will deliver assets to the Trustee to hold in trust for the purpose of accumulating funds to pay benefits under the Supplemental $uper $aver Plus Plan as they become due and payable; and

     WHEREAS, the Corporation desires for the Committee to be responsible for the administration of the Trust, and the individuals identified in Schedule B have agreed to serve as the Committee responsible for the administration of the Trust and are willing to undertake the responsibility and duties of the Committee pursuant to the terms of the Agreement; and

     WHEREAS, the Corporation intends the Trust to operate as a secular trust for Federal income tax purposes, whereby the Participants will be subject to current taxation on the funds held in the Trust; and

                               1





     WHEREAS, the trust established by this Agreement is not intended to be a "grantor trust" pursuant to Sections 671 through 679 of the Internal Revenue Code of 1986, as amended (the "Code"), but is intended to be a taxable trust pursuant to Sections 641 et seq. of the Code.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Corporation, the Trustee and the Committee hereby agree as follows.


                            ARTICLE I
                           DEFINITIONS

     Each word or phrase used herein which is in quotations shall have the meaning set forth in this Article I, unless a different meaning is clearly required by context.

     Section 1.1. Account. "Account" means the separate account established and maintained under the Fund with respect to each Participant to provide a source of funds for the benefits payable by the Corporation to, or with respect to, each such Participant under the Supplemental $uper $aver Plus Plan.

     Section 1.2. Actuary. "Actuary" means the then acting actuary or firm of actuaries employed by the Corporation to advise the Corporation with respect to contributions to be made under the Supplemental $uper $aver Plus Plan. The initial Actuary shall be Towers, Perrin, Forster & Crosby, Inc. and Subsidiaries.

     Section   1.3.    Beneficiary.   "Beneficiary"   holds   the
identical definition of the term as defined in the Plan.

     Section 1.4. Code. "Code" means the Internal Revenue Code of 1986, as amended.

     Section   1.5.     Committee.      "Committee"   means   the
committee of persons to whom the Corporation has delegated the responsibility of the Trust's administration.

     Section  1.6.    Corporation.  "Corporation" means  American
Airlines, Inc. and any successor thereto, or to the business thereof, by whatever form or manner resulting.

     Section 1.7. Expense Account. "Expense Account" means a separate account of the Fund whereby the Corporation may make contributions to be utilized by the Trustee to pay the compensation, fees and expenses of the Trustee and the Committee and other expenses of the Trust.

     Section 1.8. Fund. "Fund" means the money and property held by the Trustee under this Agreement.

     Section 1.9. Investment Manager. "Investment Manager" means the then acting manager of all or any of the assets of the Fund that is appointed by the Committee to exercise investment responsibility with respect to all or such portion of the Fund as determined by the Committee.

                                 2





     Section   1.10.    Participant.    "Participant"   means   a
"Participant" in the Plan as defined in the Plan who is a participant of the $uper $aver Plus Plan, and thus, a participant of the Supplemental $uper $aver Plus Plan as referred to herein. Attached hereto as Schedule A is a list of the names of the Participants of the Supplemental $uper $aver Plus Plan as of the Effective Date of this Agreement. The Corporation will revise the list from time to time to reflect changes in the identity of the Participants of the Supplemental $uper $aver Plus Plan.

     Section 1.11. Plan. "Plan" means the Supplemental Executive Retirement Program for Officers of American Airlines, Inc. originally effective January 1, 1985, and as amended from time to time, including certain retirement benefits heretofore authorized and which may hereafter be authorized to be payable to certain employees of the Corporation.

      Section 1.12. $uper $aver Plus Plan. "$uper $aver Plus Plan" means the plan referred to as "$uper Saver Plus" under $uper $aver, A 401(k) Capital Accumulation Plan for Employees of Participating AMR Corporation Subsidiaries, originally effective July 1, 1988, and as amended from time to time.

       Section 1.13. Supplemental $uper $aver Plus Plan. "Supplemental $uper $aver Plus Plan" means the benefit scheme under the Plan whereby supplemental benefits are afforded to officers of the Corporation who are participants of the $uper $aver Plus Plan.

         Section 1.14. Trust. "Trust" means the trust provided for under this Agreement.

      Section 1.15. Trustee. "Trustee" means the then acting trustee of the Trust. The initial trustee of the Trust is Wachovia Bank, National Association.

      Section 1.16. Valuation Date. "Valuation Date" means (i) the last business day of each calendar quarter; (ii) in the case of a Participant who retires or whose employment with the Corporation is terminated for any reason, the last business day of the calendar month coincident with or immediately preceding the date of such retirement or termination; and (iii) each other date or dates specified by the Committee to the Trustee for the valuation of the Fund and adjustment of Accounts.


                           ARTICLE II
                      CREATION, PURPOSE AND
                   ADMINISTRATION OF THE TRUST

     Section 2.1. Purpose of the Trust; Separate Trust. This Trust is established by the Corporation, the Trustee and the
Committee for the purpose of accumulating funds to pay benefits under the Supplemental $uper $aver Plus Plan. Payments from the Fund to Participants or their Beneficiaries shall be in discharge of the Corporation's liability under the terms of the Supplemental $uper $aver Plus Plan under the Plan to such Participants to the extent such benefits are paid from the Fund. The Corporation intends that each Account established pursuant to
Article III be treated as a separate trust designed to satisfy, in whole or in part, the Corporation's liability under the Supplemental $uper $aver Plus Plan to the Participant with respect to whose benefit such Account is maintained.

                                   3






    Section 2.2. Administration of the Trust. The Committee shall be solely responsible for the administration of the Trust. The Committee shall, upon request of the Trustee, furnish the Trustee with such reasonable information as is necessary or appropriate for the Trustee to carry out its responsibilities under this Agreement, and the Trustee shall be entitled to rely conclusively on the information received from the Committee. The Corporation shall be responsible for the administration of the Supplemental $uper $aver Plus Plan. The Corporation shall, upon request of either the Committee or the Trustee, furnish each of the Committee and the Trustee with such reasonable information as each of the Committee or the Trustee shall deem necessary or appropriate to carry out the intent and purposes of the Trust, and each of the Committee and the Trustee shall be entitled to rely conclusively on the information received from the Corporation, unless, in the case of the Trustee, the Committee has informed the Trustee in writing not to rely on such information.

    Section 2.3. Irrevocable; Not Subject to Creditor Claims. Subject to the provisions of Section 9.2 hereof, this Trust shall be irrevocable. In addition, the Fund shall not be subject to the claims of the creditors of the Corporation in a bankruptcy or other insolvency proceeding under Federal or state law, but shall be maintained for the exclusive purpose of providing benefits to Participants under the Supplemental $uper $aver Plus Plan.

    Section 2.4. Secured Interest; Separate Account. Each Participant shall have a secured interest in the Account maintained in the Fund with respect to the benefits payable under the Supplemental $uper $aver Plus Plan. Each Participant's Account will be maintained as a separate account within the meaning of Section 404(a)(5) of the Code. The Corporation agrees that during the existence of the Trust, the Corporation shall not permit or cause, or amend this Agreement to permit or cause, the Fund, or any part hereof, to be used for or diverted to purposes other than the payment of benefits under the Supplemental $uper $aver Plus Plan to Participants and their Beneficiaries.


                           ARTICLE III
                            ACCOUNTS

     Section 3.1.   Fund and Accounts.

          (a) The Fund under this Trust shall consist of such sums of money or other property (and the earnings thereon) as shall from time to time be paid or delivered to the Trustee and held by it pursuant to the terms of this
     Agreement.   Simultaneously  with  the  execution  of   this
     Agreement, the Corporation shall deposit TWENTY NINE THOUSAND FIVE HUNDRED SIXTY SIX DOLLARS ($29,566), which shall become the initial principal of the Fund.

                                   4






          (b) At the time the Corporation makes an initial contribution to the Trust with respect to the benefits of a Participant, it shall notify the Trustee of such fact and an Account shall be established by the Trustee under the Fund with respect to such Participant and the amount so contributed or directed to be allocated shall be credited to such Account. Any subsequent contributions to the Trust with respect to the benefits of such Participant also shall be credited to such Account. The Corporation shall provide the Trustee with such information or reports as are necessary to credit contributions to the Account maintained with respect to each Participant in accordance with Section
     4.3 hereof.

     Section 3.2. Written Certifications Provided by Corporation to the Trustee. Subject to this Section 3.2, the Trustee shall have responsibility for the maintenance of Account records, including, without limitation, the responsibility for making determinations regarding the adjustment of such Accounts under Section 3.4 hereof. The Corporation shall provide the Trustee from time to time, but not less frequently than annually, with written certifications pursuant to Section 4.3 hereof concerning the amount and form of benefits payable to each Participant under the Supplemental $uper $aver Plus Plan and the time or times when such benefits shall become payable. Each such certification shall state that it is made in accordance with the terms of the Supplemental $uper $aver Plus Plan under the Plan, is binding on the Trustee, and may not be modified, amended or rescinded in any manner whatsoever, except by a subsequent certification which complies with the requirements of Section 4.3 hereof. The Trustee shall not be bound by, and shall ignore, any such certification which does not comply with the requirements of
Section 4.3 hereof. The Trustee shall make payments to Participants and Beneficiaries strictly in accordance with the terms of Section 4.4 hereof and shall have no responsibility or duty to evaluate such certifications or other reports with respect to their validity, accuracy or completeness or to make any inquiry regarding the data or information contained therein. If the Corporation does not provide the Trustee with the information necessary to establish an Account pursuant to this
Section 3.2 and Section 4.3 hereof, the Trustee shall deposit any contributions for which it has not received information into the Expense Account, and shall maintain the contributions in the Expense Account until it has received such information.

     Section 3.3. Benefits Payable. Any benefits becoming payable under the Supplemental $uper $aver Plus Plan to a Participant or Beneficiary shall be paid from the Fund and charged against the Account maintained with respect to the benefits of such Participant. No payment shall be made from the Fund to or with respect to a Participant to the extent that such payment would exceed the balance then remaining in the Account maintained with respect to such Participant.

     Section 3.4. Account Adjustment. As of each Valuation Date, and based upon the results of its valuation of the Fund as of such Valuation Date, the Trustee shall adjust each Account to reflect the realized and unrealized gains and losses and the income and expenses of the Fund on an accrual basis since the preceding Valuation Date. Such adjustments shall be made on the basis of the relative balance in each Account immediately after the adjustment made as of the preceding Valuation Date, reduced by any benefits charged thereto under Section 3.3 hereof since such preceding Valuation Date, and increased by any contribution made to the Fund under Sections 3.8 and 4.1 hereof since the preceding Valuation Date. As of any date other than a Valuation Date, the balance of any Account shall be the balance of such Account as of the preceding Valuation Date, reduced by any benefit payments charged thereto under Section 3.3 hereof since the preceding Valuation Date and increased by any contributions credited thereto under Sections 3.8 and 4.1 hereof since the preceding Valuation Date.

                                    5






     Section  3.5.    Maintenance of Accounts.  Once established,
an  Account  shall be maintained with respect to the benefits  of
each   Participant   until   it  has  been   liquidated   through
distribution to the Participant, or a Beneficiary thereof.

     Section 3.6.   Taxability of the Trust and the Participants.

          (a) It is intended that the Trust not constitute a "grantor trust" under Sections 671 through 679 of the Code, and, notwithstanding any provision of this Agreement to the contrary, the Corporation, as the grantor of the Trust, shall not possess any power under this Agreement that would cause the Trust to constitute a "grantor trust." It is intended that the Trust constitute a taxable entity under Sections 641 et. seq. of the Code. Accordingly, the Trustee acknowledges and agrees that the Corporation is not the owner of the Trust for Federal income tax purposes. Notwithstanding any provision of this Agreement to the contrary, none of the powers granted to the Trustee shall be construed to enable the Corporation, the Trustee or anyone else, to buy, exchange or otherwise deal with the Fund for less than adequate and full consideration in money or money's worth, or to enable the Corporation, the Trustee or any entity in which the Corporation, the Trustee, or both, have a substantial interest, to borrow from the Fund, directly or indirectly, without adequate interest or security; no one but the Trustee (or the Investment Manager) may vote or direct the vote of any corporate shares or other securities of the Trust, or control the Trust's investments or reinvestments by substituting other property of equal value; the Trustee is not required to surrender Trust assets upon being tendered substitute assets, regardless of the relative values of the assets involved.

                (b) The Trust is a funded trust and, as such, it is intended that each Participant in respect of whom an Account is maintained be taxed in accordance with Section 402(b) of the Code. Consequently, contributions to the
     Trust   by   the  Corporation  shall  be  taxable   to   the
     Participants  in  accordance with Section 402(b)(1)  of  the
     Code. (The Corporation shall take a deduction for the amount of such contributions, for United States federal income tax purposes, in accordance with Section 404(a)(5) of the Code.) Except as is necessary to satisfy the Trust's obligation upon a distribution to withhold taxes and to pay over such withheld amounts to the appropriate taxing authorities, the Trust shall not have any obligation or liability for the payment of any income, estate, gift or employment taxes payable by a Participant or Beneficiary, or the estate of a Participant or Beneficiary, with respect to benefits payable under the Supplemental $uper $aver Plus Plan. The Trustee shall have the sole responsibility to file any tax returns, reports or other information as may be required by any Federal, state, local or other taxing or governmental authority with respect to the Trust, its income and distributions and withholding therefrom. The Corporation shall be liable for the payment of employment taxes due as a result of contributions made by the Corporation on behalf of a Participant (and the filing of any tax returns, reports or other information as required with respect to such payments).

                                     6






     Section  3.7.    Accumulation/Distribution of Trust  Income.
All of the income and gain derived from the Fund shall be accumulated and allocated to the Accounts of the Participants pursuant to Section 3.4 hereof; provided, however, that the Committee shall have the right, in its sole and absolute discretion, to instruct the Trustee to distribute all or a portion of such income and gain from the Participants' respective Accounts to the Participants.

     Section 3.8. Contributions by the Corporation for Income Taxes. If the income and gain derived by the Trust in any taxable year is subject to United States Federal, state or local income tax (e.g., because the Committee has elected not to distribute such income and gain to the Participants) the Trustee shall pay such income taxes from the Fund except to the extent that the Corporation contributes to the Trust an amount to enable the Trustee to pay such income taxes. To the extent such taxes are paid from the Fund, the Accounts shall be reduced on a pro-rata basis.


                           ARTICLE IV
         CONTRIBUTIONS, CERTIFICATIONS AND DISTRIBUTIONS

      Section 4.1. Contributions to the Trust. The Corporation may make such contributions to the Trust as it shall determine in its sole and absolute discretion, are necessary to provide benefits to the Participants under the Supplemental $uper $aver Plus Plan and for the Trust to pay any income taxes due on its income and gain (as provided in Section 3.8 hereof). Notwithstanding anything to the contrary contained herein, no person, including, without limitation, the Trustee, the Actuary, any Participant or former Participant, or any Beneficiary thereof, shall have the right to require the Corporation to make any contribution to the Trust or to question the accuracy or correctness of any amounts so contributed.

     Section 4.2. Provision of Benefits is Binding Obligation of Corporation. Except to the extent that benefits to which a Participant, or the Beneficiary thereof, is entitled under the Supplemental $uper $aver Plus Plan are actually paid from the Fund, nothing contained in this Agreement shall relieve the Corporation of its obligations under the Supplemental $uper $aver Plus Plan to or with respect to such Participant.

                                     7






     Section 4.3. Provision of Reports and Written Certifications by the Corporation to the Trustee. The Corporation shall maintain, and furnish the Trustee with, such reports, documents, and information as shall be required by the Trustee to carry out its obligations under this Agreement, including, without limitation, written reports setting forth the identity of Participants with respect to whose benefits contributions are made to the Trust and the amount of such contributions, and the written certifications regarding Participants' benefits described below. At or about the time an Account is established with respect to the benefits of a Participant, the Corporation shall furnish the Trustee with a written certification which includes the amount of the Participant's benefits, the time or times as of which such benefits shall become payable, the present value of such benefits as of a specific date or dates, any conditions which must be satisfied in order for the Participant to become entitled to such benefits, and the identity of the Participant's Beneficiary and the specific conditions under which benefits shall become payable to such Beneficiary. Such certifications may be revised by the Corporation at any time, and from time to time, to reflect, among other things, entitlement of the Participant to increased benefits or an earlier time of payment under the Supplemental $uper $aver Plus Plan and to reflect changes in Beneficiary designations by the Participant. No certification shall be revised, nor shall the Trustee be bound by or honor any such revision, to decrease the benefits of a Participant or to impose additional or more stringent conditions with respect to a Participant's eligibility for benefits. The Trustee shall rely on the most recent reports, documents, information, and certifications furnished to it by the Corporation which comply with the preceding sentence.

     Section 4.4. Distributions to Participants. At such time as a Participant, or the Beneficiary thereof, is entitled to the receipt of benefits from the Supplemental $uper $aver Plus Plan, he or she shall be entitled to receive from the Account maintained with respect to such Participant the amount in cash or property, as the case may be, to which he or she is entitled under the terms of the Supplemental $uper $aver Plus Plan taking into account any prior distributions made to the Participant under the Supplemental $uper $aver Plus Plan. The Trustee also shall make payments from the Fund to each Participant or Beneficiary entitled thereto under the Supplemental $uper $aver Plus Plan in accordance with Section 3.7 hereof upon written direction from the Committee. All distributions made by the Trust shall be in accordance with the most recent certification filed with the Trustee pursuant to and in compliance with Section
4.3 hereof promptly upon receipt of written direction from the Corporation or upon receipt of evidence submitted by the Participant satisfactory to the Trustee that the Participant has retired or otherwise terminated his employment with the Corporation, voluntarily or otherwise. The Trustee shall not be required to engage in its own independent investigation regarding any such payment, but shall provide the Corporation with written confirmation of the fact and amount of such payment after it is made.


                            ARTICLE V
                             ACTUARY

     Section 5.1. Determination of Corporation's Fund Contributions by Actuary. The Actuary shall calculate from time to time the amount of the contributions that it estimates should be made to the Fund by the Corporation for the purpose to accumulate funds to provide benefits under the Supplemental $uper $aver Plus Plan; provided, however that, pursuant to Section 4.1 hereof, the Corporation may determine, in its sole and absolute discretion, whether, and to what extent, the Corporation shall make contributions to the Fund.

      Section 5.2. Resignation/Removal of Actuary. The Actuary may resign at any time by delivery of written notice of resignation  to  the  Corporation.  Such resignation  shall  take effect as of a future date specified in the notice of resignation, which date shall not be earlier than the date ninety
(90) days after the day on which the notice is received. The Actuary may be removed by the Corporation at any time by delivery of written notice of such removal to the Actuary. Such removal shall take effect as of a future date specified in the notice of removal, which date shall not be earlier than the date sixty (60) days after the day on which the notice is received, or such earlier date as may be agreed to by the Actuary and the Corporation. Notwithstanding the foregoing, in no event will any such resignation or removal be effective until a successor Actuary has been appointed upon such resignation or removal. Upon the Corporation's receipt of notice of such resignation or removal, the Corporation shall appoint a successor Actuary, by written instrument, to serve commencing on the effective date of the former Actuary's resignation or removal. If a successor is not appointed by the Corporation within sixty (60) days after the issuance of notice of the Actuary's resignation or removal, the Committee shall appoint the successor Actuary.

                                  8






                           ARTICLE VI
              INVESTMENTS AND POWERS OF THE TRUSTEE

     Section 6.1. Fund Held in Trust. The Fund shall be held in trust by the Trustee. The sole responsibilities, powers and duties of the Trustee with respect to the Trust and the Fund shall be as set forth in this Agreement. The Trustee shall be a directed trustee only, with no discretionary authority or responsibility, with respect to the Fund except to the extent that it has discretion within investment guidelines provided to it in writing by the Committee.

     Section 6.2.   Types of Investments.

          (a) Except as otherwise provided in Section 6.4 hereof, the Trustee shall invest and reinvest the assets of the Trust, without distinction between principal and income, pursuant to investment guidelines delivered to it in a manner which has the primary purpose of preservation of principal and liquidity of the Fund and, secondarily, to the extent consistent with the goal to preserve principal and liquidity of the Fund, which maximizes the income of the Fund. The Trustee is expressly authorized to invest the Fund, or any portion thereof, in any property, real, personal or mixed, wherever situated, and whether or not productive of income or consisting of wasting assets, including, without limitation, common and preferred stocks, mutual funds, bonds, notes, debentures, securities convertible into common stock, leaseholds, mortgages (including, without limitation, any collective or part interest in any bond and mortgage or note and mortgage), interest bearing accounts and certificates of deposit, oil, mineral or gas properties, royalties, interests or rights (including equipment pertaining thereto), equipment trust certificates, investment trust certificates, savings bank deposits, and commercial paper, provided that the assets of the Trust shall at no time be invested in the equity or debt securities, whether secured or unsecured, of the Corporation, its affiliates or its trades or businesses except to the extent such security may be held in a mutual fund. Pending such investment and reinvestment, the Trustee may temporarily invest and reinvest the funds, at its discretion, in any marketable short and medium term fixed income securities, United States Treasury Bills, other short and medium term government obligations, commercial paper, other money market instruments and part interests in any one or more of the foregoing or money market mutual funds, or may maintain cash balances consistent with the liquidity needs of the Trust as determined by the Trustee.

                                     9






          (b) The Trustee shall, at the direction of the Committee, purchase life insurance and/or annuity contracts providing flexible funding or similar vehicles or for the investment of assets in separate accounts invested in any securities and other property including real estate, regardless of whether or not the insurance carrier shall have assumed any contractual or other liability as to the benefits to be provided thereunder, the value thereof, or the return therefrom. Such life insurance and/or annuity contracts shall be considered investments of the Trust and all rights, privileges, options and elections contained therein shall vest in the Trustee but shall be exercised, assigned or otherwise disposed of as directed by the Committee. The insurance carrier under any such contract shall have full responsibility for the management and control of the assets held thereunder.

     Section 6.3. Powers and Authority of Trustee. In addition to the powers elsewhere conferred upon the Trustee under this Agreement and subject to Sections 6.2 and 6.4 hereof, the Trustee shall be authorized and empowered, in its discretion, to exercise any and all of the following rights, powers and privileges with respect to any cash, securities or other properties held by the Trustee in trust hereunder, acting in accordance with written instructions received from the Committee:

          (a) To sell any such property at such time and upon such terms and conditions as the Trustee deems appropriate. Such sales may be public or private, for cash or credit, and may be made without notice or advertisement of any kind.

          (b) To exchange, mortgage, pledge or lease any such property and to convey, transfer or dispose of any such property on such terms and conditions as the Trustee deems appropriate.

          (c) To grant options for the sale, transfer, exchange or disposal of any such property.

          (d) To exercise all voting rights pertaining to any securities; to consent to or request any action on the part of the issuer of any such securities; and to give general or special proxies or powers of attorney with or without power of substitution.

          (e) To consent to or participate in amalgamations, reorganizations, recapitalizations, consolidations, mergers, liquidations or similar transactions with respect to any securities, and to accept and to hold any other securities issued in connection therewith.

          (f) To exercise any subscription rights or conversion privileges with respect to any securities held in the Fund.

                                     10







          (g) To collect and receive any and all money and other property of whatsoever kind or nature due or owing or belonging to the Fund and to give full discharge and acquittance therefor; and to extend the time of payment of any obligation at any time owing to the Fund, as long as such extension is for a reasonable period and continues to bear reasonable interest.

          (h) To cause any securities or other property to be registered in, or transferred to, the individual name of the Trustee or in the name of one or more of its nominees, or one or more nominees of any system for the centralized handling of securities, or it may retain them unregistered and in form permitting transferability by delivery, but the books and records of the Trust shall at all times show that all such investments are a part of the Fund.

          (i) To organize under the laws of any state a corporation for the purpose of acquiring and holding title to any property which the Trustee is authorized to acquire under this Agreement and to exercise with respect thereto any or all of the powers set forth in this Agreement.

          (j) To manage, operate, repair, improve, develop, preserve, mortgage or lease for any period any real property or any oil, mineral or gas properties, royalties, interest or rights held by it directly or through any corporation, either alone or by joining with others, using other Trust assets for any of such purposes; to modify, extend, renew, waive or otherwise adjust any or all of the provisions of any such mortgage or lease; and to make provision for amortization of the investment in or depreciation of the value of such property.

          (k) To settle, compromise, or submit to arbitration any claims, debts or damages due or owing to or from the Trust; to commence or defend suits or legal proceedings whenever, in its judgment, any interest of the Trust requires it; and to represent the Trust in all suits or legal proceedings in any court of law or equity or before any other body or tribunal, insofar as such suits or proceedings relate to any property forming part of the Fund or to the administration of the Fund.

          (l) To borrow money from itself or others for the purposes of the Trust.

          (m)   To purchase, hold and sell interests or units  of
     participation  in  any  collective  or  common  trust   fund
     established by the Trustee, including any such funds which may be established in the future.

          (n) Generally to do all acts, whether or not expressly authorized which the Trustee deems necessary or appropriate to perform its duties and discharge its responsibilities under this Agreement.

                                     11






          (o) To retain the services of outside legal counsel and/or other professionals as may be necessary to assist it in connection with the administration of the Trust and/or management or conservation of the Fund's assets, including defending the Trust from attack, claims or litigation regarding its assets.

          (p) To pay expenses of the Trust that are incurred in connection with the administration of the Trust and/or the management of the Fund's assets.

     Section 6.4.   Investment of Fund by Investment Manager.

          (a) Appointment of Investment Manager. The Committee may appoint one or more Investment Managers, which may be the Trustee or an affiliate of the Trustee, to manage (including the power to acquire and dispose of) all or any of the assets of the Fund. In the event of such appointment, the Committee shall establish the portion of the assets of the Fund that shall be subject to the management of any such Investment Manager and shall notify the Trustee in writing of such appointment and the assets subject to the Investment Manager's discretion. If there shall be more than one Investment Manager, the portion of the Fund to be invested by each such Investment Manager shall be held in a separate account and the powers and authority of each such Investment Manager shall be divided as set forth in the instruments appointing such Investment Managers. To the maximum extent permitted by law, the Trustee shall be protected in assuming that the appointment of an Investment Manager remains in effect until it is otherwise notified by the Committee in writing. With respect to the assets over which an Investment Manager has investment responsibility, the Investment Manager shall possess all of the investment powers and responsibilities granted to the Committee hereunder, and the Trustee shall invest and reinvest such assets pursuant to the direction of the Investment Manager. Notwithstanding the foregoing, to the extent so provided in the document by which the Investment Manager accepts its appointment, the Committee may:

               (i) Direct the Investment Manager that certain investments or types of investments shall be made or liquidated;

               (ii) Direct the Investment Manager that certain investments or types of investments not be made; and

               (iii)      Require  that  the  Investment  Manager
          obtain approval from the Committee prior to acquiring or disposing of all or any assets under its control.

          (b)   Successor Investment Manager.  The Committee  may
     terminate its appointment of an Investment Manager at any time and shall in writing notify the Trustee of such termination, and may thereafter appoint a successor Investment Manager in the same manner as provided in this
     Section 6.4. Such successor Investment Manager shall thereafter, until its appointment shall be terminated, be deemed to be an Investment Manager for all purposes of this Agreement. In the event that a Committee does not exist, the Trustee shall terminate any Investment Manager that is not an affiliate of the Trustee and shall immediately appoint its affiliate, Evergreen Investments, as Investment Manager.

                                     12






          (c) Affect of Appointment of Investment Manager on Trustee. So long as an Investment Manager (other than the Trustee or one of its affiliates) is serving as such, the
     Trustee shall be under no duty or obligation to review the assets comprising any portion of the Fund managed by the Investment Manager, to make any recommendations with respect to the investment or reinvestment thereof, or to determine whether any direction received from any Investment Manager is proper or within the terms of this Agreement or to monitor the activities of any Investment Manager. The
     Trustee shall have no liability or responsibility to the Corporation, the Committee or any persons claiming any interest  in  the  Fund for acting without question  on  the direction  of, or for failing to act in the absence  of  any direction from, the Committee or any Investment Manager unless the Trustee participated knowingly in, or knowingly undertook to conceal, an act or omission of the Committee or of any Investment Manager constituting a breach of its duties hereunder, knowing such act or omission was a breach of such duties; provided, however, that the Trustee shall not be deemed to have "participated" in a breach (i) by the Committee or to have "knowledge" of any such breach as a result of accepting any property contributed to the Trust in the Corporation's discretion or retaining such property as an investment for the Fund at the Committee's direction; and
     (ii)  by  the  Committee or any Investment Manager  for  the
     purposes of this undertaking solely as a result of the performance by the Trustee or its officers, employees or agents of any custodial, reporting, recording, and bookkeeping functions with respect to any assets of the Fund managed by any Investment Manager, or with respect to which the Trustee has received directions from the Committee, or solely as a result of settling purchase and sale transactions entered into or directed by any Investment Manager or the Committee, or to have "knowledge" of any such breach solely as a result of the information received by the Trustee or its officers, employees or agents in the normal course in performing such functions, or settling such transactions. If the Trustee has actual knowledge of a breach committed by an Investment Manager, it shall promptly notify the Committee in writing thereof, and the Trustee, except as required by applicable law, shall thereafter have no responsibility to remedy such breach.

     Section 6.5. Making Benefit Payments Upon Retirement or Employment Termination. Upon receipt of (i) direction from the Corporation consistent with certifications theretofore delivered to the Trustee pursuant to Section 4.3 hereof or (ii) evidence submitted by a Participant satisfactory to the Trustee that the Participant has retired or otherwise terminated his employment with the Corporation, the Trustee shall promptly make benefit payments by its check, mailed to the payee at the address furnished to the Trustee in accordance with the most recent certifications theretofore furnished to the Trustee with respect to the Participant. Taxes withheld from benefit payments shall be paid by the Trustee to the appropriate taxing authorities. All returns, records and forms required to be filed with the Federal, state and local taxing authorities or delivered to each Participant and Beneficiary shall be the sole responsibility of the Trustee. All income taxes required to be paid by each
Participant (and any returns, records and forms required with respect to such taxes) shall be the sole responsibility of such Participant.

                                  13






     Section 6.6. Deposit of Contributions by Trustee. The Trustee shall accept for deposit in the Fund all contributions in cash made by the Corporation under this Agreement and shall promptly acknowledge receipt of same. The Trustee shall have no responsibility to determine or to question the accuracy or correctness of any amounts so contributed.

      Section 6.7. Dealings with the Trustee. Persons dealing with the Trustee shall be under no obligation to see to the proper application of any money paid or property delivered to the Trustee or to inquire into the Trustee's authority as to any transaction.

     Section 6.8. Use of Fund Assets to Pay Trust Expenses. If the amount in the Expense Account is insufficient to pay the expenses of the Trust, the Trustee may, in its discretion or at the discretion of the Committee, use assets of the Fund (other than those deposited in the Expense Account) to pay the expenses of the Trust, including, without limitation, any (i) legal or other professional expenses incurred in connection with the management, protection or conservation of the assets of the Fund and (ii) insurance premiums that may be incurred with respect to any fiduciary liability insurance that may be obtained by the Trust to cover potential claims for indemnification that may be made by members of the Committee pursuant to Section 10.3 hereof.


                           ARTICLE VII
                      DUTIES OF THE TRUSTEE

     Section 7.1.   General Duties of the Trustee.

                (a) It shall be the duty of the Trustee to protect and conserve all property received by it hereunder which, together with the income and gains therefrom and additions thereto, shall constitute the Fund. The Trustee shall manage, invest and reinvest the Fund, collect the income thereof, and make payments therefrom, all as herein provided.

          (b) The Trustee shall discharge its duties with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, and, in accordance with the documents and instruments governing the Supplemental $uper $aver Plus Plan and the Trust.

     Section 7.2. Valuation of Fund. The Trustee shall value the Fund as of each Valuation Date at current fair market value and shall report the results of such valuation to the Committee. The Trustee shall value the assets of the Trust at market and on such other basis or bases (including, without limitation, cost) as the Committee shall reasonably request. The market value of the assets shall be equal to the market value of the securities and other assets in the Fund, plus cash, interest, dividends and other sums received and accrued but not yet invested. The market value of the securities and other assets in the Fund shall be based on such market quotations and other information as are available to the Trustee and as may in the Trustee's discretion be appropriate.

                                 14





     Section 7.3.   Reports and Records.  The Trustee shall:

          (a) Keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions in the Fund as it shall deem necessary and proper with respect to its administration of the Trust, and permit inspection of such accounts, records and assets of the Trust by any duly authorized representative of the Corporation, the members of the Committee or the Participants during regular business hours.

          (b) Within sixty (60) days (or such shorter period of time as the Corporation shall reasonably request) following the close of the accounting year, and at such other intervals as are mutually agreed to by the Trustee, the Corporation and the Committee, the Trustee shall file with the Corporation, the Committee and, unless the Corporation otherwise directs in writing, the Participants a written account with respect to the transactions effected by the
     Trustee during such accounting year or other period. The Corporation and the Committee shall file written objections, if any, with respect to the propriety of the Trustee's acts and transactions shown in such account within a period of ninety (90) days from the date of filing such annual or other account. If within ninety (90) days after the receipt of the account or any amended account the Corporation or the Committee has not signed and returned a counterpart to the Trustee, nor filed with the Trustee notice of any objection to any act or transaction of the Trustee, the account or amended account shall become an account settled as between the Trustee and the Corporation and/or the Committee. If any objection has been filed, and if the Corporation and/or the Committee are satisfied that it should be withdrawn or if the account is adjusted to their satisfaction, the Corporation and/or the Committee shall in writing filed with the Trustee signify their approval of the account, and the account shall become an account settled as between the Trustee and the Corporation and the Committee.

          When an account becomes an account settled, such account shall be finally settled, and the Trustee shall be completely discharged and released, as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction in an action or proceeding in which the Trustee, the Corporation, the Committee and all persons having or claiming to have any interest in the Fund or under the Supplemental $uper $aver Plus Plan were parties.

          The Trustee, the Corporation or the Committee shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled as hereinabove provided. In any such action or proceeding it shall be necessary to join as parties only the Trustee, the Corporation and the Committee (although the Trustee may also join other parties as it deems appropriate), and any judgment or decree entered therein shall be conclusive.

          (c) Make such periodic reports to the Corporation and the Committee as may be mutually agreed to by the Trustee, the Corporation and the Committee, as applicable.

                                     15






          (d) Prepare and timely file such tax returns and such other reports and documents, together with supporting data and schedules, as may be required of the Trustee by law, with any taxing authority or any other government authority, whether local, state or Federal.

          (e) Provide the Participants with copies of all such reports, returns, filing and documents required by law, and provide the Corporation each year with any necessary reports or documents in sufficient time for the Corporation to finalize the preparation and issuance of Form W-2's to the Participants on or before January 31 of the respective year.

     Section 7.4. No Duty to Advance Funds or to Administer the Supplemental $uper $aver Plus Plan. The Trustee shall have no obligation to advance its own funds for the purpose of fulfilling its responsibilities under this Agreement, and its obligation to incur expenses shall at all times be limited to amounts in the Trust available to be applied toward such expenses. The Trustee shall not be responsible in any respect for administering the Supplemental $uper $aver Plus Plan.

     Section 7.5. Resignation/Removal of Trustee. The Trustee may resign at any time by delivery of written notice of resignation to the Committee. Such resignation shall take effect as of a future date specified in the notice of resignation, which date shall not be earlier than the date ninety (90) days after the day on which the notice is received, or such earlier date as may be agreed to by the Trustee and the Committee. In addition, the Trustee may be removed by the Committee at any time by delivery of written notice of such removal to the Trustee. Such removal shall take effect as of a future date specified in the notice of removal, which date shall not be earlier than the date sixty (60) days after the day on which the notice is received, or such earlier date as may be agreed to by the Trustee and the Committee.

     Upon the Committee's receipt of notice of such resignation or removal, the Committee shall appoint a successor Trustee by written instrument, to serve commencing on the effective date of the former Trustee's resignation or removal. If a successor is not appointed by the Committee within sixty (60) days after the issuance of notice of the Trustee's resignation or removal, the Trustee may apply to a court of competent jurisdiction for the appointment of his or its successor. All expenses of the Trustee in connection with the proceeding shall be allowed as an administration expense of the Trust. The Trustee shall continue to serve until a successor accepts the Trust and receives delivery of the Fund. The appointment of a successor Trustee shall be effective when accepted in writing by the new Trustee. Upon the successor Trustee's acceptance of appointment and after the final account of the former Trustee has been settled, the former Trustee shall transfer and deliver the Fund to such successor. The former Trustee shall exercise any instrument necessary or reasonably required by the Committee or the successor Trustee to evidence the transfer. Moreover, the former Trustee shall deliver to the successor Trustee the originals of all reports, records, documents, and other written information in its possession regarding the Supplemental $uper $aver Plus Plan, the Fund, and the Participants and shall deliver copies thereof to the Committee and to a person designated by a majority of the persons who are Participants (or the Beneficiary of a deceased Participant) on the date of such resignation or removal, and thereupon shall be entitled to all unpaid compensation, fees and reimbursements to which it is entitled under this Agreement and shall be relieved of all responsibilities and duties under this Agreement.

                                 16






     All of the provisions set forth herein with respect to the Trustee shall relate to each successor with the same force and effect as if such successor had been originally named as a Trustee hereunder. Any successor Trustee shall have the same powers, rights and duties as its predecessor and shall have the same title to the Fund as its predecessor.

     The successor Trustee need not examine the records and accounts of any prior Trustee. The successor Trustee shall not be responsible for, and the Corporation shall indemnify and defend the successor Trustee from, any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.


                          ARTICLE VIII
                    COMPENSATION, IMMUNITIES
                   AND INDEMNITY OF THE TRUSTEE

     Section 8.1. Trustee Compensation and Expenses. The Trustee shall be entitled to such compensation and fees for its services under this Agreement as shall be agreed upon from time to time with the Corporation. Likewise, the Corporation shall reimburse the Trustee for any expenses incurred by it, including, but not limited to, all proper charges and disbursements of the Trustee, and reasonable fees for legal services rendered to the Trustee (whether or not rendered in connection with a judicial or administrative proceeding). Such compensation, fees and reimbursement shall be paid to the Trustee pursuant to the terms set forth at Section 8.2 hereof. The Trustee's entitlement to compensation, fees or reimbursement hereunder shall not be affected by the resignation or removal of the Trustee or the termination of the Trust.

     Section 8.2. Expense Account. The Corporation may from time to time make contributions to the Fund to be held in an Expense Account and to be utilized to pay the compensation, fees and expenses of the Trustee and the Committee and other expenses of the Trust. To the extent that there are monies in the Expense Account, the Trustee shall utilize such Expense Account for payment of the compensation, fees and expenses of the Trustee and the Committee, for payment of the indemnities referred to in Sections 8.4 and 10.3 hereof, and for other expenses of the Trust, and, in the absence of sufficient monies, shall seek reimbursement from the Corporation. In the event that the Corporation shall fail or refuse to make such reimbursement within sixty (60) days of demand, the Trustee may satisfy such obligations out of the other assets of the Fund in such manner as the Trustee deems to be reasonable in the circumstances, taking into account the amount of liquid assets, the anticipated needs to make distributions to Participants (or the Beneficiaries thereof), and such other factors as the Trustee deems relevant. If the Trustee satisfies any obligations of the Corporation to pay fees and expenses from other Fund assets, the Corporation shall immediately upon demand by the Trustee deposit into the Trust an amount of cash equal to the amount paid from such Fund assets if, at that time, the Trustee could not replace such assets with a cash amount equal to the liquidation value of such assets. If such funds are not deposited within sixty (60) days of such demand, the Trustee may, in its sole and absolute discretion, commence legal action against the Corporation for recovery of the amount paid out of the Fund. Notwithstanding anything herein to the contrary, no amount held in the Expense Account shall be used for purposes other than paying the compensation, fees and expenses of the Trustee and the Committee and other expenses of the Trust, and shall not be distributed to or for the benefit of the Participants (or the Beneficiaries thereof).

                                  17






      Section 8.3. Immunities. The Trustee shall have the following privileges and immunities:

          (a) The Corporation and the Committee shall furnish the Trustee with instruments evidencing individuals designated by the Corporation or the Committee, as the case may be, who are empowered to give directions, statements, or certificates to the Trustee. A written direction, statement or certificate to the Trustee signed by any such individual shall be deemed to be the direction, statement or certificate of the Corporation or the Committee, as the case may be, and the Trustee may rely upon such directions, statements, or certificates to the extent not prohibited by law. The Corporation and the Committee shall furnish the Trustee from time to time with instruments evidencing the termination of such designated individuals or the appointment of new such designated individuals and the Trustee shall be entitled to rely upon such instruments as evidence of the identity and authority of such designated individuals and shall not be charged with notice of any change with respect thereto until the Corporation or the Committee, as the case may be, has furnished the Trustee with instruments relative to such change.

          (b) The Trustee is authorized to seek the advice of, and consult with, legal counsel with respect to any matter involving the Trust. Such counsel may, but need not, be legal counsel to the Corporation. The Trustee shall be entitled to rely on the advice of legal counsel with respect to any matter involving the Trust. The Trustee may also from time to time employ agents and expert assistants and delegate to them such ministerial duties it may see fit. In the event that the Trustee does delegate such ministerial duties, it shall periodically review the performance of the person to whom these duties have been delegated. The Trustee shall be reimbursed by the Corporation for all costs arising from the employ of legal counsel, agents and expert assistants pursuant to the terms set forth at Section 8.2 hereof.

     Section 8.4.   Indemnity of the Trustee.

          (a) The Corporation hereby indemnifies and holds the Trustee harmless from and against any and all losses, damages, costs, expenses or liabilities, including reasonable fees for legal services and other costs of litigation, to which the Trustee may become subject pursuant to, arising out of, occasioned by, incurred in connection with, or in any way associated with this Agreement, including any reasonable discretionary action which the Trustee may take under the Trust, except for any act or omission constituting gross negligence or willful misconduct of the Trustee. If one or more liabilities shall arise, or if the Corporation fails to indemnify the Trustee as provided herein, or both, then the Trustee may engage counsel of the Trustee's choice, but at the Corporation's expense, either to conduct the defense against such liabilities, or to conduct such actions as may be necessary to obtain the indemnity provided for herein, or to take both such actions. The Trustee shall notify the Corporation within fifteen (15) days after the Trustee has engaged counsel of the name and address of such counsel.

                                 18






                 (b) If the Trustee shall be entitled to indemnification by the Corporation pursuant to this Section 8.4, and the Corporation shall not provide such indemnification upon demand, the Trustee may apply the assets of the Fund in full satisfaction of the obligations for indemnity by the Corporation, and any legal proceeding by the Trustee against the Corporation for such indemnification shall be in behalf of the Trust.

      Section 8.5. Determination of Interests in the Fund, Enforcement of Trust and Legal Proceedings. The interest of the Participants (and the Beneficiaries thereof) in the Fund shall be determined in accordance with the terms of the Supplemental $uper $aver Plus Plan under the Plan. The Trustee shall have no duty to question any direction given by the Corporation or the Committee to the Trustee, including any direction advising the Trustee as to such interests under the Supplemental $uper $aver Plus Plan. The Corporation and the Committee shall have authority to enforce this Agreement. To protect the Fund from the expenses which might otherwise be incurred, no person other than the Corporation or the Committee may institute or maintain any action or proceeding against the Trustee or the Fund, or join in any such action or proceeding, in the absence of written authorization by the Corporation or the Committee. Except as otherwise provided in this Section 8.5, in any action or proceeding affecting the Fund, the only necessary parties shall be the Corporation, the Committee and the Trustee, and no other person shall be entitled to any notice or process.


                           ARTICLE IX
             AMENDMENT AND TERMINATION OF THE TRUST

     Section 9.1. Amendment of Agreement. By a duly executed, written instrument delivered to the Trustee and acknowledged in the same form as this Agreement, the Corporation shall have the right at any time and from time to time to amend this Agreement in whole or in part, except that: (i) the duties and responsibilities of the Trustee or the Committee shall not be increased, and the protections afforded to the Trustee or the Committee shall not be impaired without the written consent of the Trustee or the Committee, as the case may be; (ii) the protection afforded with respect to obligations payable to or on behalf of the Participants hereunder may not be impaired without the unanimous written consent of the Participants; and (iii) the Corporation shall not have the power to revoke this Trust or to revest title in itself to the assets comprising the Fund. Any such amendment shall be effective upon (a) delivery of such amendment to the Trustee and the Committee, together with a certified copy of the resolution of the Board of Directors of the Corporation or of its Compensation Committee, as the case may be; and (b) endorsement by each the Trustee and the Committee on such instrument upon receipt thereof, together with any required consent or consents thereto. No such amendment shall adversely affect any benefits accrued under the Supplemental $uper $aver Plus Plan with respect to the Participants. All instruments amending this Agreement shall be noted upon or kept attached to the executed original of this Agreement.

                                19





     Section 9.2. Termination of Agreement. This Agreement may not be terminated until the liability of the Corporation for the payment of all benefits to all Participants, and the Beneficiaries thereof, has been satisfied in full or until such time as no funds remain on deposit in the Fund pursuant to this Agreement; provided, however, that with the written consent of a Participant, or the Beneficiary thereof, the Committee may terminate this Agreement at any time with respect to such consenting Participant or Beneficiary. Notwithstanding anything herein to the contrary, this Trust shall terminate no later than twenty-one (21) years after the death of the last survivor of all of the Participants included in the original list of Participants attached hereto as Schedule A, and those persons now living who have been designated as Beneficiaries of such Participants in accordance with the terms of the Supplemental $uper $aver Plus Plan.


                            ARTICLE X
                          THE COMMITTEE

     Section 10.1.  Membership and Actions of the Committee.

          (a) The Committee shall at all times consist of a minimum of three (3) individuals, all of whom shall be Participants of the Plan. The initial Committee members are identified in Schedule B attached hereto. Any member of the Committee may resign upon thirty (30) days prior written notice to the Corporation. Moreover, any member of the Committee may be removed at any time by the Corporation.

          (b) In the event of a vacancy on the Committee, the other member(s) of the Committee shall appoint a successor. In the event that there is at any time no member of the Committee then in office, successor members shall be appointed by the Corporation.

          (c) Any action by the Committee shall require the written approval of at least a majority of the members of the Committee. A Committee member shall not be liable hereunder for any act taken, or omitted to be taken, in good faith, except for any act or omission constituting gross negligence or willful misconduct by such Committee member.

          (d) All of the provisions set forth herein with respect to a member of the Committee shall relate to each successor with the same force and effect as if such successor had been originally named as a member of the Committee.

          (e) The Committee is authorized to seek the advice of, and consult with, legal counsel with respect to any matter involving the Trust. Such counsel may, but need not, be legal counsel to the Corporation. The Committee shall be entitled to rely on the advice of legal counsel with respect to any matter involving the Trust. The Committee may also from time to time employ agents and expert assistants and delegate to them such ministerial duties as it may see fit. In the event that the Committee does delegate such ministerial duties, it shall periodically review the performance of the person to whom these duties have been delegated. The Committee members shall be reimbursed by the Corporation for all costs arising from the employ of legal counsel, agents and expert assistants pursuant to the terms set forth at Section 8.2 hereof.

                                     20






     Section 10.2. Committee Compensation and Expenses. The Committee members shall be entitled to such compensation and fees for their services under this Agreement as shall be agreed upon from time to time with the Corporation. Likewise, the Corporation shall reimburse the Committee members for any expenses incurred by them, including, but not limited to, all proper charges and disbursements of the Committee members, and reasonable fees for legal services rendered to the Committee (whether or not rendered in connection with a judicial or administrative proceeding). Such compensation, fees and reimbursement shall be paid to the Committee members pursuant to the terms set forth at Section 8.2 hereof. The Committee members' entitlement to compensation, fees or reimbursement hereunder shall not be affected by the resignation or removal of any member or members of the Committee or the termination of the Trust.

     Section 10.3.  Indemnity of Committee.

          (a) The Corporation hereby indemnifies and holds each member of the Committee harmless from and against any and all liabilities, including reasonable fees for legal services and other costs of litigation, to which each such member of the Committee may become subject pursuant to, arising out of, occasioned by, incurred in connection with, or in any way associated with this Trust or Agreement, except for any act or omission constituting gross negligence or willful misconduct of such member of the Committee. If one or more liabilities shall arise, or if the Corporation fails to indemnify such member of the Committee as provided herein, or both, then the Committee member may engage counsel of the Committee member's choice, but at the Corporation's expense, either to conduct the defense against such liabilities, or to conduct such actions as may be necessary to obtain the indemnity provided for herein, or to take both such actions. The Committee member shall notify the Corporation within fifteen (15) days after the Committee member has so engaged counsel of the name and address of such counsel.

          (b) If a Committee member shall be entitled to indemnification pursuant to this Section 10.3, and the Corporation shall not provide such indemnification upon demand, the Trustee shall satisfy any indemnity to a Committee member pursuant to this Section 10.3 out of the assets of the Fund in full satisfaction of the obligations for indemnity by the Corporation, and any legal proceeding by the Committee member against the Corporation for such indemnification shall be in behalf of the Trust.


                           ARTICLE XI
                          MISCELLANEOUS

     Section 11.1. Governing Law. This Trust is created and accepted in the State of Delaware. All questions pertaining to the validity or construction of this Agreement and the acts and transactions of the parties hereto and their respective successors shall be determined in accordance with the laws of the State of Texas, except as to matters governed by Federal law.

                               21






     Section 11.2. No Effect on Employment. Nothing contained in this Agreement shall create, or be construed or interpreted to create, any new or additional obligations on the part of the Corporation or its affiliates to retain any person in its employ or interfere in any way with the right of the Corporation or its affiliates to discharge any employee.

     Section 11.3. Successors. This Agreement shall be binding upon, and the powers herein granted to the Corporation and the Trustee, respectively, shall be exercisable by, the respective successors and assigns of the Corporation and the Trustee.

     Section 11.4. Severability. Should any provision of this Agreement be determined by a court of competent jurisdiction to be unlawful or unenforceable, such determination shall not adversely affect the remaining provisions of this Agreement, unless it shall make impossible the maintenance or operation of the Trust for its intended purposes. To the extent any provision of this Agreement is determined to be unlawful or unenforceable, this Agreement shall be construed to be carried out to the fullest extent possible in a lawful and enforceable manner.

     Section 11.5. Incorporation of Plan as Part of Agreement. The Plan is expressly incorporated herein and made a part hereof with the same force and effect as if fully set forth. A copy of the Plan as in effect on the date hereof is attached hereto as Exhibit A. The Corporation shall deliver to the Trustee a copy of all amendments to the Plan hereafter adopted.

     Section 11.6. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered an original and said counterparts shall constitute but one and the same instrument.

     Section 11.7. Effect of Divisions and Captions. The division of this Agreement into articles, paragraphs, sections and subsections and the use of captions are solely for convenience and shall have no legal effect in construing the provisions of this Agreement.

      Section 11.8. Gender and Number. Whenever the masculine, feminine, or neuter gender is used inappropriately in this Agreement, this Agreement shall be read as if the appropriate gender was used, and, unless the context otherwise requires, the singular shall include the plural, and vice versa.

                                22






     IN  WITNESS  WHEREOF, the Corporation, the Trustee  and  the
Committee  have entered in to this Agreement as of the  Effective
Date.

                                CORPORATION:

                                AMERICAN AIRLINES, INC.,
                                a Delaware corporation



Attest:                         By: /s/ Charles D. MarLett
                                Charles D. MarLett, Corporate Secretary

                                TRUSTEE:

                                WACHOVIA BANK,
                                NATIONAL ASSOCIATION



Attest:                         By:
                                Name:
                                Title:

                                COMMITTEE:




Attest:                         By: /s/ Gerard J. Arpey
                                Gerard J. Arpey



Attest:                         By: /s/ James A. Beer
                                James A. Beer



Attest:                         By: /s/ Jeffrey J. Brundage
                                Jeffrey J. Brundage



Attest:                         By: /s/ Gary F. Kennedy
                                Gary F. Kennedy






      SUBSCRIBED  AND SWORN TO before me, Sandra  Symanovich,  by
CHARLES D. MARLETT, this 15th day of September, 2005.



                                   /s/ Sandra Symanovich
                                   Notary Public


     SUBSCRIBED AND SWORN TO before me by         , this    day of
September, 2005.




                                   Notary Public


      SUBSCRIBED  AND SWORN TO before me, Sandra  Symanovich,  by
GERARD J. ARPEY , this 15th day of September, 2005.



                                   /s/ Sandra Symanovich
                                   Notary Public


     SUBSCRIBED AND SWORN TO before me, Sandra Symanovich, by
JAMES A. BEER, this 15th day of September, 2005.



                                   /s/ Sandra Symanovich
                                   Notary Public


     SUBSCRIBED AND SWORN TO before me, Sandra Symanovich, by
JEFFREY J. BRUNDAGE , this 15th day of September, 2005.



                                   /s/ Sandra Symanovich
                                   Notary Public


     SUBSCRIBED AND SWORN TO before me, Sandra Symanovich, by
GARY F. KENNEDY , this 15th day of September, 2005.


                                   /s/ Sandra Symanovich
                                   Notary Public






                           SCHEDULE  A

     The persons identified herein constitute the Participants of the Supplemental $uper $aver Plus Plan as of the Effective Date of the Trust.

Robert C. Cordes
Monte E. Ford
Susan B. Garcia
William T. Greene
Andrews O. Watson







                           SCHEDULE B


     The individuals designated herein constitute the initial members of the Committee responsible for administering the Trust.

(1)  Gerard J. Arpey

(2)  James A. Beer

(3)  Jeffrey J. Brundage

(4)  Gary F. Kennedy






                                                 EXHIBIT A




                               THE
  SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM (SERP) FOR OFFICERS
                               OF
                     AMERICAN AIRLINES, INC.

                             AND THE

                  SERP SUMMARY PLAN DESCRIPTION

              ORIGINALLY EFFECTIVE JANUARY 1, 1985




         Amended and Restated Effective October 15, 2002





                               THE
  SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM (SERP) FOR OFFICERS
                               OF
                     AMERICAN AIRLINES, INC.

                             AND THE

                  SERP SUMMARY PLAN DESCRIPTION

              ORIGINALLY EFFECTIVE JANUARY 1, 1985


                        TABLE OF CONTENTS

                                                               Page

ARTICLE I     NAME AND PURPOSE OF THE PLAN                        1

ARTICLE II    DEFINITIONS                                         1

ARTICLE III   ELIGIBILITY AND PARTICIPATION                       5

ARTICLE IV    BENEFITS IN CONNECTION WITH THE BASE DEFINED
              BENEFIT PLAN                                        6

ARTICLE V     CONTRIBUTIONS AND EARNINGS CREDITS IN CONNECTION
              WITH THE $UPER $AVER PLUS PLAN                      7

ARTICLE VI    PAYMENT OF BENEFITS                                 7

ARTICLE VII   AMENDMENT AND TERMINATION                          10

ARTICLE VIII  GENERAL CONDITIONS                                 10

ARTICLE IX    FUNDING                                            12

ARTICLE X     TRUST                                              12

ARTICLE XI    ERISA RIGHTS                                       13

ARTICLE XII   CLAIMS PROCEDURES                                  14

ARTICLE XIII  FINALITY OF DECISIONS OR ACTS                      16

ARTICLE XIV   GENERAL INFORMATION ABOUT YOUR PLAN                16






                            ARTICLE I
                  NAME AND PURPOSE OF THE PLAN


     Section 1.1    Name and Purpose of the Plan

     This Supplemental Executive Retirement Program for Officers of American Airlines, Inc. (the "Plan") provides supplemental retirement benefits to selected officers of American Airlines, Inc. A separate Supplemental Executive Retirement Program (For Non-Officers) provides certain supplemental retirement benefits to other key employees as designated by the Board of Directors or the Chairman of AMR.

     Prior to January 1, 2001, the supplemental benefits provided under this Plan consisted only of supplemental retirement benefits in excess of the maximum pension benefits payable under a Participant's Base Defined Benefit Plan and a supplemental retirement benefit based on a Participant's Incentive Compensation and Performance Returns. These continuing benefits are described in Article IV of the Plan.

       Effective January 1, 2001, certain Participants, who participate in the $uper $aver Plus Plan, either because they elected to forego participation in a Base Defined Benefit Plan, or because they were not eligible to elect to participate in a Base Defined Benefit Plan, shall be eligible to receive benefits under Article V of the Plan, as set forth in this amended and restated Plan.

                           ARTICLE II
                           DEFINITIONS

     Section 2.1 Account. A bookkeeping entry maintained for each Active Funding Participant to reflect the amount of Funded
Accrued Benefit contributed to the trust on account of such Active Funding Participant.

     Section 2.2    Act.  The Employee Retirement Income Security
Act of 1974, as amended.

     Section 2.3    Active Funding Participant
     A Participant who currently performs active duties of employment while a Participant pursuant to Section 3.1 and who is vested in a benefit under Article IV of this Plan, as of October
1, 2002.

     Section 2.4    AMR. AMR Corporation

     Section 2.5 Annual Defined Benefit Retirement Benefit. The amount determined by subtracting the Base Defined Benefit Plan Benefit from the greatest of (i) the Base Plan Social Security Offset Benefit, (ii) the Final Average Earnings Benefit, or (iii) the Basic Benefit. If the Base Defined Benefit Plan of a Participant is the American Airlines, Inc. Pilot Retirement Benefit Program, the Annual Defined Benefit Retirement Benefit shall be the amount determined by subtracting the Base Defined Benefit Plan Benefit from the amount that would have been payable under the Base Defined Benefit Plan in the absence of the Base Defined Benefit Plan limits on compensation and benefits under the Code, plus the Supplemental Incentive Compensation Retirement Benefit and the Supplemental Performance Return Retirement
Benefit   (for   such   purposes  variable  benefits   shall   be
disregarded).

                                  1






     Section 2.6 Average Incentive Compensation. An amount calculated as follows:

          (a) The sum of a Participant's four highest annual Incentive Compensation awards (or the sum of all such awards if the Participant has fewer than four such awards) paid to a Participant during the time period beginning on or after January 1, 1985, and ending on the first to occur of:

               (1) the Participant's actual retirement under the Base Defined Benefit Plan, or under $uper $aver if the Participant is not participating in a Base Defined Benefit Plan,

               (2)  the date of the Participant's death, or

               (3)  the date of the Participant's retirement.

     If a Participant is credited with less than a full year of Credited Service as a Participant in any year in which Incentive Compensation is paid, that portion of the Participant's Incentive Compensation that is taken into account will be prorated based on the Credited Service earned by the Participant for such year.

          (b)  Divide the sum determined in (a), above,  by  four
     (or by the number of such awards if the Participant has fewer than four such awards).

     Section 2.7    Average Performance Return.  An amount
calculated as follows:

          (c) The sum of a Participant's four highest annual Performance Return awards (or the sum of all such awards if the Participant has fewer than four such awards) paid to the Participant during the Participant's career and ending on the first to occur of:

               (1) the Participant's actual retirement under the Base Defined Benefit Plan, or under $uper $aver if the
          Participant  is  not  participating  in  a Base Defined
          Benefit Plan,

               (2)  the date of the Participant's death, or

               (3)  the date of the Participant's retirement.

          (d) Divide the sum determined in (a), above, by four (or by the number of such awards if the Participant has fewer than four such awards).

     Section 2.8 Base Defined Benefit Plan. The defined benefit retirement benefit plan (or plans) of the Company which qualifies under section 401 of the Code and under which certain Participants covered under this Plan are eligible to receive benefits.

     Section 2.9 Base Defined Benefit Plan Benefit. The annual benefit a Participant or Beneficiary is entitled to receive from the Base Defined Benefit Plan upon retirement, disability, death or termination of employment, subject to the Base Defined Benefit Plan provisions which limit such benefit to the maximum amount permitted by the Code.

                                   2






     Section 2.10   Base Plan Social Security Offset Benefit
    The annual amount of a Participant's or Beneficiary's benefit under any "Social Security Offset Benefit," as defined in the Base Defined Benefit Plan, computed without regard to the Base Defined Benefit Plan limits on compensation and benefits under the Code, plus the Supplemental Incentive Compensation and Performance Return Retirement Benefit.

     Section 2.11   Basic Benefit
    The annual amount of a Participant's or Beneficiary's benefit under any "Basic Benefit," as defined in the Base Defined Benefit Plan, computed without regard to the Base Defined Benefit Plan limits on compensation and benefits under the Code, plus the Supplemental Incentive Compensation and Performance Return Retirement Benefit.

     Section 2.12   Beneficiary
    A person designated by a Participant who, as permitted under the terms of the Plan, is or may be entitled to a benefit under the Plan in the event of the death of the Participant. If no Beneficiary is designated, or if the designated Beneficiary is not then living, benefits will be paid pursuant to Section 6.5.

     Section 2.13   Board of Directors
   The Board of Directors of AMR.

     Section 2.14   Code
   The Internal Revenue Code of 1986, as amended.

     Section 2.15   Committee
    The administrative committee appointed by the Board of Directors to manage and administer this Plan.

     Section 2.16   Company
   Any subsidiary of American Airlines, Inc. or any subsidiary of AMR, which is designated for inclusion as a participating employer in the Plan, as determined by the Board of Directors.

     Section 2.17   Credited Service
    The term "Credited Service" under this Plan has the same meaning for purposes of this Plan as it has in the applicable
Base Defined Benefit Plan.

     Section 2.18   Executive Deferral Plan.  The AMR Corporation
1987 Executive Deferral Plan, as amended.

     Section 2.19   Final Average Earnings Benefit
    The annual amount of a Participant's or Beneficiary's benefit under any "Final Average Earnings Benefit," as defined in the Base Defined Benefit Plan, computed without regard to the Base Defined Benefit Plan limits on compensation and benefits under the Code, plus the Supplemental Incentive Compensation and Performance Return Retirement Benefit.

     Section 2.20   Funded Accrued Benefit
   The  portion of the present value of the benefit under Article
IV  represented by a credit to a bookkeeping account of an Active
Funding Participant as a Funded Accrued Benefit in the Trust, at the discretion of the Committee.

     Section 2.21   Incentive Compensation
    Compensation paid to a Participant on or after January 1, 1985, in accordance with one of the incentive compensation plans adopted by the Board of Directors or the Board of Directors of American Airlines, Inc., whether paid currently or deferred. For purposes of this definition, long-term, multi-year incentive compensation plans shall not be considered to be incentive compensation plans.

                                3




Section 2.22   Non-Active Funding Participant
    A Participant who is not yet vested in a benefit under this Plan, or who is on a Management Leave of Absence under the AMR
Mangement Leave of Absence Policy or who is retired or otherwise separated from employment.

     Section 2.23   Non-Funded Accrued Benefit
   The portion of the benefit under Article IV or under Article V not represented by a credit to the Account of a Participant as a Funded Accrued Benefit.

     Section 2.24   Non-Officer SERP
   The Supplemental Executive Retirement Program for Non-Officers of American Airlines, Inc.

     Section 2.25   Participant
    An individual who is participating in the Plan on October 15, 2002 shall be a Participant. An elected officer of American Airlines, Inc., who is a participant in a Base Defined Benefit Plan or the $uper $aver Plus Plan shall be a Participant. An individual who is an appointed officer of American Airlines, Inc. or a designated officer of another Company may be a Participant only if (i) he or she is a participant in a Base Defined Benefit Plan or the $uper $aver Plus Plan and (ii) is designated as a Participant by the Board of Directors or under a writing signed by the Chairman of AMR.

     Section 2.26   Performance Return
    Compensation paid to a Participant pursuant to a specified portion of career equity shares granted to the Participant, as determined by the Board of Directors.

     Section 2.27   Plan
    The Supplemental Executive Retirement Program of American Airlines, Inc., as amended. The Plan may also be referred to herein as the "SERP". There is a separate, but related, Supplemental Executive Retirement Program for Non-Officers of American Airlines, Inc., for key employees who are not officers. This Plan features a supplement to defined benefit plan benefits as described in Article IV and a supplement to $uper $aver Plus Plan benefits, as described in Article V.

     Section 2.28 $uper $aver. $uper $aver, a 401(k) Capital Accumulation Plan for Employees of Participating AMR Corporation Subsidiaries, which qualifies under sections 401(a) and 401(k) of the Code, and under which certain Participants are eligible to receive benefits.

     Section 2.29   $uper $aver Plus Plan
   $uper $aver Plus, a Supplement to $uper $aver, which describes a program of employer contribution-provided benefits in addition to those available under the regular provisions of $uper $aver.

     Section 2.30   $uper $aver Plus Plan Accout
   A bookkeeping entry maintained for each Participant to record the deemed contributions and earnings credited under the name of the Particpant pursuant to Article V.

     Section 2.31   $uper Saver Plus Plan Excess Contribution
   A contribution credited to the Participant's $uper $aver Plus Plan Account that is equal to the total employer contributions (exclusive of cash or deferred contributions under sections 401(k) and 402(g) of the Code) that would have been credited under the Participant's accounts in the $uper $aver Plus Plan, based upon the Participant's elections under the $uper $aver Plus Plan, but for the provisions of sections 401(a)(17), 415 and 402(g) of the
Code   (or  any  Code  sections   replacing  such  sections  with
comparable limitations). Additionally, the credited $uper $aver Plus Plan Excess Contribution shall include the amount that would have been credited to the Participant's account under the $uper $aver Plus Plan based on the Participant's contribution rate election under $uper $aver if Incentive Compensation had constituted compensation subject to deferral under $uper $aver and the $uper $aver Plus Plan.

                                 4






     Section 2.32   Supplemental Incentive Compensation Retirement
Benefit
    The  amount  determined by multiplying the Average  Incentive
Compensation by two percent for each year of Credited Service.

     Section 2.33 Supplemental Incentive Compensation and Performance Return Retirement Benefit
    The difference between the benefits calculated under any "Social Security Offset Benefit" formula as defined in the Base Defined Benefit Plan, including and excluding Average Incentive Compensation and Average Performance Return, in each case computed without regard to the Base Defined Benefit Plan limits on compensation and benefits under the Code.

     Section 2.34   Supplemental  Performance  Return  Retirement
Benefit
    The  amount determined by multiplying the Average Performance
Return by two percent for each year of Credited Service.

     Section 2.35   Trust
    The Trust Agreement Under Supplemental Retirement Program for
Officers of American Airlines, Inc. entered into between American
Airlines, Inc. and Wachovia Bank National Association.

     Section 2.36   Trustee
   Wachovia Bank National Association.


                           ARTICLE III
                  ELIGIBILITY AND PARTICIPATION


     Section 3.1 An individual who is participating in the Plan on October 15, 2002. An elected officer of American Airlines, Inc.
who   is  participating  in a Base Defined Benefit  Plan  or  the
$uper $aver Plus Plan is a Participant in the Plan. An appointed officer of American Airlines, Inc. or an officer of another Company may be a Participant only if he or she is a participant in a Base Defined Benefit Plan or the $uper $aver Plus Plan and is designated as a Participant by the Board of Directors or under a writing signed by the Chairman of AMR. As provided in Section
8.5 with respect to Active Funding Participants, this Plan is an "employee pension benefit plan" (as defined in section 3(2) of the Act) that is an "individual account plan" and "defined contribution plan" (as defined in section 3(34) of the Act), and as to all other benefits, the Plan is a plan described in sections 201(2), 301(a)(3) and 401(a)(1) of the Act. The Plan is exempt from Part 3 of Subtitle B of Title I of the Act pursuant to section 301(a)(8) of the Act.

                                 5





     Section 3.2 Any Participant in this Plan who was a Participant prior to January 1, 2001, and who ceased to continue to accrue service for benefits under the Base Defined Benefit Plan as of such date pursuant to an election to participate in the $uper $aver Plus Plan shall remain eligible for the benefits accrued under Article IV of the Plan for service prior to such date. No further accruals of service for benefits under Article IV of the Plan shall occur, however, after the effective date of the Participant's election to forego participation in the Base Defined Benefit Plan. Such Participants who forego participation in the Base Defined Benefit Plan shall be eligible to receive benefits determined under Article IV with respect to service for periods prior to January 1, 2001, and/or under Article V of the Plan, for periods commencing on and after January 1, 2001.

     Section 3.3 Participants who continue to accrue service for benefits in the Base Defined Benefit Plan after January 1, 2001, or who commence participation thereafter and who do not accrue benefits under Article V of the Plan, shall continue to accrue benefits as provided herein only under Article IV of the Plan.

     Section 3.4 A Participant who is elected as an officer and later becomes a non-officer will have any SERP benefit pursuant to Article V as an officer frozen (subject to adjustment pursuant to Section 5.2 in the case of benefits under Article V) as of the last date the Participant serves as an officer, but such Account shall remain payable under this Plan. In the event that the Participant is not thereafter designated for participation in the Non-Officer SERP, any benefit of the Participant subject to
Article IV shall be frozen as of the last date the Participant serves as an officer, but shall remain payable under this Plan. In the event that a Participant who is elected as an officer and later becomes a non-officer is designated for participation in the Non-Officer SERP, any accrued benefit under Article IV that is based on Incentive Compensation or Performance Return shall be frozen as of the last date of the Participant serves as an officer, but shall remain payable under this Plan, and the remaining accrued benefit under Article IV shall be transferred to the Non-Officer SERP and shall be a part of the accrued benefit under Article IV thereunder, without causing duplication of benefits.


                           ARTICLE IV
    BENEFITS IN CONNECTION WITH THE BASE DEFINED BENEFIT PLAN

     Section 4.1 The Plan will pay an Annual Defined Benefit Retirement Benefit to a Participant who earned benefits under this Plan while participating in the Base Defined Benefit Plan. The portion of any such Annual Defined Benefit Retirement Benefit that is satisfied on an after tax basis by a credit to the Account for an Active Funding Participant shall be paid from, and credited against, the Participant's Account and paid through the Trust.

     Section 4.2  If no benefit is payable under the Base Defined
Benefit Plan, then no benefit will be payable under Article IV of the Plan.

                                  6






                            ARTICLE V
               CONTRIBUTIONS AND EARNINGS CREDITS
          IN CONNECTION WITH THE $UPER $AVER PLUS PLAN

     Section 5.1 If a Participant in this Plan is participating in the $uper $aver Plus Plan, the Committee shall credit annually to the Participant's $uper $aver Plus Plan Account a $uper $aver Plus Plan Excess Contribution, at the discretion of the Committee.

     Section 5.2 In addition to the $uper $aver Plus Plan Excess Contribution provided for under this Article V pursuant to
Section 5.1, the Committee shall periodically, at such times as shall be determined in its sole discretion, credit or debit, as the case may be, to a Participant's $uper $aver Plus Plan Account, the earnings or losses that would have accrued to such $uper $aver Plus Plan Account if such $uper $aver Plus Plan Account were invested in the investment funds elected by the Participant for the investment of amounts credited to his or her accounts in the Executive Deferral Plan during the relevant computation period. If the Participant for whom a $uper $aver Plus Plan Excess Contribution under this Article V is credited is not a participant in the Executive Deferral Plan, the Participant will be required to designate investment funds (as available under the Executive Deferral Plan) for the purpose of determining such credits and debits to the $uper $aver Plus Plan Account. If no such election is made, until the election is made the $uper $aver Plus Plan Account will be credited or debited as determined by the Committee, in its sole discretion. The Committee will promulgate procedures for changing such elections from time to time as it shall determine, in its sole and absolute discretion.

     Section 5.3 If no benefit is payable under the $uper $aver Plus Plan, then no benefit will be payable under Article V of the Plan. In making such determination, benefits attributable to contributions under $uper $aver, other than under the $uper $aver Plus Plan, shall be disregarded. The amount of any Funded Accrued Benefit contribution under this Article V shall be paid to the Trust, net of taxes, and credited to the Participant's Account. Amounts paid to a Participant on account of this
Article V from an Account shall be charged against the Participant's $uper $aver Plus Plan Account.

                           ARTICLE VI
                       PAYMENT OF BENEFITS

     Section 6.1 Except as otherwise provided in this Article VI and in Sections 7.3 and 8.2, benefits under Article IV shall be payable at the same time and in the same manner hereunder as under the Base Defined Benefit Plan. Any benefit payable under
Article IV on account of the death of the Participant shall be payable pursuant to the Participant's benefit elections pursuant to Section 6.2; provided, however, that if the Participant has elected a Lump-Sum Payment under Section 6.4 and such election was made and filed with the Committee or its delegate (at least twelve months prior to death, in the case of any Non-Funded Accrued Benefits) in the event of the Participant's death prior to being paid any benefits hereunder, notwithstanding anything to the contrary in Section 4.2, the Participant's Beneficiary shall receive the Lump-Sum Payment within sixty days of the date on which the Participant would have been entitled to commence receipt of benefits, had he or she survived. For such purpose, the Participant may designate a Beneficiary for the Lump-Sum Payment, subject to the designation procedures specified in
Section 6.3. Funded Accrued Benefits shall be paid from the Trust.

                                   7





     Section 6.2 All provisions of the Base Defined Benefit Plan and the Super $aver Plus Plan consistent with this Plan will apply in determining the amount of benefits hereunder, including, but not limited to, social security offset provisions, early retirement reductions, optional forms of benefit, pre-retirement surviving spouse's annuity, and spousal consent requirements.

     Section 6.3 Except as provided in Sections 6.1, 6.4 and 6.6, Annual Defined Benefit Retirement Benefits under Article IV under this Plan will be paid in monthly installments only, unless the Committee in its sole discretion directs payment in another form. The portion of the Annual Defined Benefit Retirement Benefit and/or amounts credited under Article V that were satisfied by amounts credited to the Account of an Active Funding Participant shall be paid from amounts credited to such Participant's Account through the Trust. A Participant entitled to benefits under
Article IV may elect any of the standard forms of monthly payments provided under the Base Defined Benefit Plan, subject to
Section 6.4, provided  that  if  a  lump-sum under Section 6.4 or
Section 6.6 is not payable, the method selected must be the same as that selected under the Base Defined Benefit Plan, unless the Committee directs otherwise.

     Section 6.4 In lieu of monthly payments pursuant to 6.3, a Participant may elect to claim a lump-sum, one-time payment equal to the present value of any Annual Defined Benefit Retirement Benefits to be paid pursuant to Article IV of the Plan (the "Lump-Sum Payment"). Such claim shall:

          (a)  be in writing,

          (b)  be in the form prescribed by the Company,

          (c) be addressed to the Company's Vice President, Human Resources, or successor, and

          (d) shall be made by a Participant with respect to any Non-Funded Accrued Benefit at least twelve months (or such lesser period as the Committee may permit, in its sole discretion) before he or she commences payments, or one year before age sixty-five, whichever is the first to occur. A lump-sum election may be made with respect to Funded Accrued Benefits at any time before retirement.

In addition to the foregoing, the Participant must execute a general release and provide consent of spouse, if married. In calculating the Lump-Sum Payment, the interest rate shall be equal to the applicable interest rate promulgated by the Internal Revenue Service under section 417(e)(3) of the Code for the third month preceding the Participant's retirement date. The mortality rate shall be the 1983 GAM male table for male Participants, and the 1983 GAM female table for female Participants. A lump-sum election may be revoked if the Company is notified in writing (at least twelve months prior to commencement of benefits, in the case of Non-Funded Accrued Benefits). No later election of a
Lump-Sum Payment may be made after such revocation. Upon acceptance of the lump-sum claim, the Lump-Sum Payment will be paid to the Participant within thirty days of the Participant's first receipt of benefits under the Base Defined Benefit Plan.

                                 8






     Section 6.5 Benefits under Article V shall be paid in a lump-sum equal to the $uper $aver Plus Plan Account balance, net of taxes. Benefits under Article V paid to a Particpant from the Trust as a result of a credit to an Account shall be credited against amount payable from the $uper $aver Plus Plan Account. Notwithstanding Section 6.1, a Participant's election under the $uper $aver Plus Plan to receive payment of $uper $aver Plus Plan benefits in any form other than a lump-sum cash payment shall be ineffective with respect to accrued benefits under Article V of this Plan. Payment of benefits pursuant to Article V shall be made in a lump-sum cash payment as of the date on which any post-separation benefit commences under the $uper $aver Plus Plan. A Participant may designate a Beneficiary or Beneficiaries to receive benefits under Article V payable in the event of the Participant's death, if any. Any such designation shall be made in the manner required by the Committee or its delegate. If, for any reason, there is no surviving designated Beneficiary, benefits will be payable to the parties who would be entitled to receive such amounts if they were paid under $uper $aver on account of the Participant's death. Such amounts will be paid in a lump-sum within sixty days following the date of the Participant's death.

     Section 6.6 Upon a Change in Control or Potential Change in Control (each as defined in the 1998 Long-Term Incentive Plan of AMR, or its successor plan) with respect to AMR, a Participant will receive a lump-sum, one-time payment equal to the present value of the remaining Annual Defined Benefit Retirement Benefit to be paid pursuant to Article IV of the Plan (and the entire amount credited to his or her Account pursuant to Article V, if applicable) (the "Change in Control Payment"), unless the Participant elects to continue to receive previously elected monthly payments. Such an election shall:

          (a)  be in writing,

          (b)  be in a form prescribed by the Company,

          (c) be addressed to the Company's Vice President, Human Resources, or successor, and

          (d) shall be made by the Participant within thirty days following the Change in Control or the Potential Change in Control.

           The Change in Control Payment shall be computed by assuming that payments under the Base Defined Benefit Plan would commence at the earliest possible retirement age for the Participant, assuming that the Participant separated from employment as of the Change in Control or Potential Change in Control. In the event a Participant is not vested in benefits under the Base Defined Benefit Plan, he shall nevertheless be deemed to have satisfied the vesting requirements of the Base Defined Benefit Plan (and of the $uper $aver Plus Plan) for purposes of computing the amount of the Change in Control Payment.

     Section 6.7 Prior to receiving the Change in Control Payment attributable to the Annual Defined Benefit Retirement
Benefit, the  Participant  may  be  required to execute a general release  and  to  provide  consent  of  spouse,  if  married.  In calculating the portion of a Change in Control Payment attributable to an Annual Defined Benefit Retirement Benefit, the interest rate shall be equal to the applicable interest rate promulgated by the Internal Revenue Service under section 417(e)
(3) of the Code for the third month preceding the Change in Control or Potential Change in Control. The mortality table used shall be the 1983 GAM male table for male Participants, and the 1983 GAM female table for female Participants. The Change in Control Payments will be paid to the Participant within sixty days following the Change in Control or the Potential Change in Control.

                                 9





     Section 6.8 In the event the Participant has any outstanding debt with the Company, such as for payment of taxes, the Company or the Committee may withhold or deduct from any payments to be made to the Participant under this Plan an amount(s) equal to such outstanding debt.


                           ARTICLE VII
                    AMENDMENT AND TERMINATION

     Section 7.1 The Board of Directors, or such person or persons, including the Committee, as may be authorized in writing by the Board of Directors, may amend or terminate the Plan at any time.

     Section 7.2    No such amendment or termination pursuant to
Section 7.1 shall adversely affect a benefit payable under this Plan with respect to a Participant's employment by the Company prior to the date of such amendment or termination unless such benefit is or becomes payable under a successor plan or practice adopted by the Board of Directors or its designee.

     Section 7.3 Notwithstanding Sections 7.1 and 7.2 of the Plan, no changes or amendments (including pertaining to termination) to the Plan will be permitted after a Change in Control or Potential Change in Control, as each of these terms is defined in the 1998 Long Term Incentive Plan of AMR, or its successor plan.

                          ARTICLE VIII
                       GENERAL CONDITIONS

     Section 8.1 The right to receive benefits under the Plan may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered or subjected to any charge or legal process, and if any attempt is made to do so or a person eligible for any benefit becomes bankrupt, the interest under the Plan of the person affected may be terminated by the Committee and the Committee may in its sole discretion cause the same to be held or applied for the benefit of one or more of the dependents of such person.

     Section 8.2 Notwithstanding the provisions in Section 8.1, upon receipt by the Plan of a "domestic relations order" (as defined in section 206(d)(3)(B)(ii) of the Act) purporting to be a "qualified domestic relations order" (as defined in section 206(d)(3)(B)(i) of the Act), the Committee shall review such order using the domestic relations order review procedures in effect under the Base Defined Benefit Plan or $uper $aver, as applicable to benefits under Article IV or Article V respectively. Upon the determination that a domestic relations order meets the Plan's requirements to be a qualified domestic relations order, the "alternate payee" (as defined in section 206(d)(3)(K) of the Act) shall be eligible to receive benefits payable under the terms of the qualified domestic relations order. Notwithstanding the foregoing, however, an alternate payee under a domestic relations order shall only be eligible to receive benefits from the Plan when the Participant begins receiving benefits from the Base Defined Benefit Plan (or the $uper $aver Plus Plan, as applicable).

                                 10





     Section 8.3 All questions pertaining to the construction, validity and effect of the Plan shall be determined in accordance with the laws of the United States and the State of Texas.

     Section 8.4 In the event of any act of God, war, natural disaster, aircraft grounding, revocation of operating certificate, terrorism, strike, lockout, labor dispute, work stoppage, fire, epidemic or quarantine restriction, act of government, critical materials shortage, or any other act, whether similar or dissimilar, beyond the control of the Company (each, a "Force Majeure Event"), which Force Majeure Event affects the Company or its Subsidiaries or its Affiliates, the Board of Directors, at its sole discretion, may suspend, delay, defer or substitute (for such period of time as the Board of Directors may deem necessary) any payments due currently or in the future under the Plan, including, but not limited to, any payments that have accrued to the benefit of a Participant but have not yet been paid.

     Section 8.5 With respect to Non-Funded Accrued Benefits, this non-qualified plan shall be, and is intended to be, a plan that is unfunded and maintained by the Company to provide deferred compensation to a select group of management or highly-compensated employees, pursuant to sections 201(2), 301(a)(3), and 401(a) (1) of the Act. With respect to Funded Accrued Benefits, this Plan is an "employee pension benefit plan" described in section 3(2) of the Act that is an "individual account plan" and "defined contribution" plan as described in section 3(34) of the Act that is not subject to Part 3 of Subtitle B of Title I of the Act, pursuant to section 301(a)(8) of the Act.

     Section 8.6 American Airlines, Inc., is the sponsor of the Plan and the Committee or its delegate shall be the Plan Administrator, and shall have authority to manage the operation and administration of the Plan. The Committee may designate one or more individuals to carry out any of its administrative responsibilities in connection with the Plan. The Company may employ one or more persons to render advice to any director, officer or employee of the Company with respect to such individual's responsibilities under the Plan. The Committee may act by majority vote of its members at a meeting or by a signed writing. The Committee may engage agents to assist it and may engage legal counsel who may be legal counsel for the Company. All reasonable expenses incurred by the Committee. In administering the Plan, the Committee may conclusively rely upon the Company's payroll and personnel records and employee benefit plan records maintained in the ordinary course of business. The Board of Directors may remove any member of a Committee at any time and a member may resign by written notice to the Board of Directors. The Committee shall have the exclusive discretionary authority to interpret and construe the terms of the Plan and the exclusive discretionary authority to determine eligibility for, and the amount of, all benefits hereunder. Any such determinations or interpretations of the Plan adopted by the Committee shall be final and conclusive and shall bind all parties.

                               11






                           ARTICLE IX
                             FUNDING

     Section 9.1 The Company will pay the entire cost of the Plan, through the Trust, directly or under Section 10.2 as applicable. Amounts payable to an Active Funding Participant will first be paid from the Trust through amounts credited to such Participant's Account. Any remaining amounts payable, and all amounts payable to Non-Active Funding Participants shall be paid as they become payable from the Company's general assets or through a trust established pursuant to Section 10.2.

                            ARTICLE X
                              TRUST

     Section 10.1 The Company established the Trust, an irrevocable trust effective October 15, 2002, pursuant to the Trust Agreement Under Supplemental Retirement Program for Officers of American Airlines, Inc., to fund the anticipated after-tax distributions of Funded Accrued Benefits under the Plan, as determined by the Committee as of October 1, 2002. Wachovia Bank National Association will serve as the initial Trustee of the Trust and will hold the Trust assets for the purpose of accumulating funds to pay benefits under the Plan as they become due and payable. The Trust is a so-called "secular trust" for Federal income tax purposes. The assets of the Trust are not subject to the claims of creditors of the Company or any of its corporate affiliates. Moreover, the contributions to the Trust and the Trust's earnings will generally be taxable income to Participants, although subsequent distributions from the already taxed amounts will be made to Participants free of Federal income tax.

     Section 10.2 To assist in the payment of Non-Funded Accrued Benefits following a Change in Control or Potential Change in Control (each as defined in the 1998 Long-Term Incentive Plan of AMR, or its successor plan) with respect to AMR, the Board of Directors or the Company's General Counsel or the Company's Corporate Secretary may establish a trust or utilize a trust heretofore established, to fund Non-Funded Accrued Benefits under the Plan.

     Section 10.3   The   trust   which  may  be  established  or
otherwise utilized pursuant to Section 10.2 will be maintained:

           (a) with a nationally recognized banking institution with experience in serving as a trustee for such matters,

           (b) pursuant to such documentation as recommended by outside counsel to the Company, and

           (c) funded so as to enable the trust to pay some or all of the Non-Funded Accrued Benefits contemplated under the Plan, as may be determined by the Company's independent compensation consultant, selected by the Company, in its sole and absolute discretion.

                                  12






      Section  10.4    In addition, the Board of  Directors,  the
Company's General Counsel or the Company's Corporate Secretary may take those additional actions deemed reasonably necessary to accomplish the stated purpose of Section 10.2.


                           ARTICLE XI
                          ERISA RIGHTS

     Section 11.1    As  a  Participant  in  any  Funded  Accrued
Benefits under the Plan, you are entitled to certain rights   and
protections   under   ERISA.  ERISA  provides   that   all   Plan
Participants shall be entitled to:

     Examine, without charge, at the Plan Administrator's office, all Plan documents, including copies of all documents filed with the U.S. Department of Labor, such as Summary Annual Reports (SARs) and a copy of the latest Form 5500 annual report filed by the Plan with the U.S. Department of Labor and available at the Public Disclosure Room of the Pension and Welfare Benefit Administration.

     Obtain copies of all Plan documents and other Plan information including copies of the latest Form 5500 annual report and current Summary Plan Description (SPD) upon written request to the Plan Administrator. The Plan Administrator may charge a reasonable amount for the copies.

     Receive  a   summary of the Plan's annual  financial  report
  (SAR). The Plan Administrator is required by law to furnish each Participant with a SAR.

     Obtain a statement telling you whether you have a right to receive a pension at Normal Retirement Age under the Plan and, if so, what the benefit amount would be at Normal Retirement Age if you were to stop working now. This statement must be requested in writing and is not required to be given more often than once a year. This statement must be provided free of charge.

In addition to creating rights for Plan Participants, ERISA imposes duties upon the people responsible for the Plan's operation. The people who supervise the Plan's operation, called "Fiduciaries," have a duty to do their jobs prudently and solely in the interest of you and other Plan Participants and beneficiaries. Fiduciaries who violate ERISA may be removed and required to make good any losses they have caused the Plan.

If a claim for a benefit is denied or ignored in whole or in part, you must receive a written explanation of the reason for the denial. You have the right to have the Plan Administrator review and reconsider the claim. No one, including an employer or any other person, may fire you or discriminate against you in any way to prevent you from obtaining a benefit from the Plan or exercising your rights under ERISA.

Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan Administrator and do not receive them within 30 days, you may sue in federal court. The court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive the materials -- unless the materials were not sent because of reasons beyond the Plan Administrator's control. If you have a claim for benefits that is denied or ignored, in whole or in part, you may file suit in a state or federal court. In addition, if you disagree with the Plan's decision or lack thereof concerning the qualified status of a domestic relations order, you may file suit in federal court.

                                 13





If the Plan's Fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay those costs and fees. If you lose (i.e., if the court finds your claim frivolous), the court may order you to pay these costs and fees.

If you have any questions about the Plan, contact the Plan Administrator. If there are any questions about this section or about your rights under ERISA, you should contact the nearest office of the Pension and Welfare Benefits Administration of the U.S. Department of Labor listed in your telephone directory or the Division of Technical Assistance and Inquiries, Pension and Welfare Benefits Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W. Washington, D.C 20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Pension and Welfare Benefits Administration.


                           ARTICLE XII
                        CLAIMS PROCEDURES

     Section 12.1 A claim for retirement benefits under the Plan must be submitted to the Plan Administrator at the time and in the manner prescribed by the Plan Administrator.

If the Plan Administrator determines that you are not entitled to receive all or part of the benefits you claim, a notice will be provided to you within a reasonable period of time, but no later than 90 days from the day your claim was received by the Plan Administrator. This notice (which will be provided to you in writing by mail or hand delivery, or through email) will describe:

      The Plan Administrator's determination;

      The basis for the determination (along with appropriate references to pertinent Plan provisions on which the denial is based);

      A description of any additional material or information necessary to perfect the claim and an explanation of why such material is necessary, and

      The procedure you must follow to obtain a review of the determination, including a description of the appeals procedure and your right to bring a cause of action for benefits under section 502(a) of ERISA. This notice will also, if appropriate, explain how you may properly complete your claim and why the submission of additional information may be necessary.

                               14






In certain instances, the Plan Administrator may not be able to make a determination within 90 days from the day your claim for benefits was submitted. In such situations, the Plan Administrator, in its sole and absolute discretion, may extend the 90-day period for up to 180 days, as long as the Plan Administrator provides you with a written notice within the initial 90-day period that explains:

      The reason for the extension, and

      The date on which a decision is expected.

     Section 12.2 If your claim for benefits is denied, either in whole or in part, you may appeal the Plan Administrator's denial by requesting a review of your claim by the Committee (or its delegate). Your written request for an appeal must be received by the Plan Administrator within 60 days of the date you received your notice that the Plan Administrator denied your claim.

As part of your appeal, you may submit written comments, documents, records and other information relating to your claim for benefits. You may also request reasonable access to, and copies of, all documents, records, and other information relevant to your claim. You will not be charged for this information. The Committee's (or its delegate's) review of the Plan Administrator's adverse determination will take into account all comments, documents, records and other information you submitted, without regard to whether such information was submitted and considered in the Plan Administrator's initial determination of your claim.

If, after reviewing your appeal and any further information that you have submitted, the Committee (or its delegate) denies your claim, either in whole or in part, a notice (which will be provided to you in writing by mail or hand delivery, or through email) will be provided to you within a reasonable period of time, but not later than 60 days from the day your request for a review was received by the Plan Administrator. In the event that
an   extension of time for processing is required,  you  will  be provided a written notice of the extension not later than 60 days from the day your request for a review was received by the Plan
Administrator.   In  such  situations,  the  Committee  (or   its
delegate), in its sole and absolute discretion, may extend the 60-day period for up to 120 days, as long as the Committee (or its delegate) provides you with a written notice within the initial 60-day period that explains:

     The reason for the extension, and

     The date on which a decision is expected.

The   notice  describing  the  Committee's  (or  its  delegate's)
decision will describe:

     The specific reason or reasons for its decision, including any adverse determinations;

     References to the specific Plan or Base Defined Benefit Plan or $uper $aver Plus Plan provisions on which the Committee (or its delegate) based its determination;

      Your right to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to your claim;

                                 15






      A description of any voluntary appeals procedures, if any, and your right to obtain information about such procedures, and

      Your  right  to bring a cause of action for benefits  under section 502(a) of ERISA.


                          ARTICLE XIII
                  FINALITY OF DECISIONS OR ACTS

      Section 13.1 The Committee has the express authority to elect the actuarial assumptions to be used in funding any benefits payable under the Plan, to interpret any provision of this Plan and to determine, at its sole discretion, the meaning and application of any such provision as to each Paricipant or Beneficiary under the Plan, in accordance with the facts and circumstances of each particular claim. Except for the right of a Participant or Beneficiary to appeal the denial of a claim, any decision or action of the Committee, within their scope of authority, shall be final and binding on all persons claiming a right to benefits under the Plan. No benefit shall be payable that the Committee does not deem is payable under the terms of the Plan.


                           ARTICLE XIV
               GENERAL INFORMATION ABOUT YOUR PLAN


Plan Name:            The Supplemental Executive Retirement Program
                      (SERP) for Officers of American Airlines,
                      Inc.

Plan Sponsor:         American Airlines, Inc.
                      4333 Amon Carter Blvd.
                      MD 5146
                      Fort Worth, TX  76155

Employer ID No.:      13-1502798

Plan Number:          888

Type of Plan:         As described in Section 8.5

Plan Administrator:   American Airlines, Inc.
                      4333 Amon Carter Blvd.
                      MD 5112
                      Fort Worth, TX   76155
                      Telephone:  817-967-3558

                                16







Legal Agent:          C T Corporation System
                      Registered Office
                      350 North St. Paul Street
                      Dallas, TX  75201

Trustee:              Wachovia Bank National Association

Trustee(s) Address:   Wachovia Bank National Association
                      Attn:  Executive Services
                      One West Fourth Street
                      Winston-Salem, NC  27150

Funding  Arrangement: Company Assets for Non-Funded Accrued Benefits
                      Trust for Funded Accrued Benefits

Plan Year:            January 1 to December 31



                                17






AS AMENDED AND RESTATED EFFECTIVE OCTOBER 15, 2002.


                         American Airlines, Inc.


                         By:              /s/ Charles D. MarLett
                         Name & Title:    Charles D. MarLett,
                                          Corporate Secretary



                                 18







                                            EXHIBIT B

                      SUPPLEMENT NO. 9
                             TO
                         $UPER $AVER
                      $UPER $AVER PLUS





                      TABLE OF CONTENTS

                                                        Page
ARTICLE I DEFINITIONS                                      1

     Section 1.1 Account                                   1
     Section 1.2 AMS Employee                              1
     Section 1.3 Choice Year                               1
     Section 1.4 Company                                   1
     Section 1.5 Default Election or Default               2
     Section 1.6 Election or Elect                         2
     Section 1.7 Election Period                           2
     Section 1.8 Eligibility Service                       2
     Section 1.9 Employer Contribution Account             2
     Section 1.10 Employer Matching Contributions          2
     Section 1.11 Five-Year Break in Service               2
     Section 1.12 Laid Off Reno Employees                  2
     Section 1.13 One-Year Break in Service                2
     Section 1.14 Pension Plan                             2
     Section 1.15 Pensionable Pay                          3
     Section 1.16 Restoration Account                      3
     Section 1.17 Restoration Amount                       3
     Section 1.18 Sabre Dual Retirees                      3
     Section 1.19 $uper $aver Plus                         3
     Section 1.20 Vesting Service                          3

ARTICLE II ELIGIBILITY                                     3
     Section 2.1 Eligibility to Participate                3
     Section 2.2 Commencement of Participation             4

ARTICLE III CONTRIBUTIONS                                  5
     Section 3.1 Employer Matching Contributions           5

ARTICLE IV VESTING                                         5
     Section 4.1 Participant Vesting                       5
     Section 4.2 Crediting Vesting Service                 6
     Section 4.3 Forfeiture and Restoration of Non-Vested
     Benefits                                              6

ARTICLE V WITHDRAWALS DURING EMPLOYMENT                    8
     Section 5.1 Loans                                     8
     Section 5.2 Withdrawals                               8







               SUPPLEMENT NO. 9 TO $UPER $AVER
                      $UPER $AVER PLUS

                        INTRODUCTION

     Effective January 1, 2001, American Airlines, Inc. ("Company") establishes $uper $aver Plus for the benefit of its eligible AMS Employees pursuant to the terms and provisions of this Supplement No. 9 to the Plan. $uper $aver Plus is intended to supplement the provisions of, and form a part of, the Plan with respect to eligible AMS Employees (as hereinafter defined, but specifically including Employees of the Company who are classified as an "agent," "management," "specialist," "representative," "support personnel," "officer," or "non-union employee" and excluding regular Employees of any other Affiliated Company and Employees of the Company who are not specifically included or who are covered by a collective bargaining agreement) and, in conjunction with the other provisions of the Plan, to constitute a qualified plan under sections 401(a) and 401(k) of the Code. Therefore, except as provided otherwise in this Supplement No. 9, $uper $aver Plus shall be administered in accordance with the provisions of the Plan.

                          ARTICLE I
                         DEFINITIONS

     In addition to the definitions set forth in the Plan, the following definitions, when used in this Supplement, shall have the respective meanings set forth below unless the context clearly indicates otherwise:

     Section 1.1 Account means, in addition to the Accounts described in Section 2.1 of the Plan, a Participant's Employer Contribution Account, maintained by the Trustee or the Recordkeeper reflecting the monetary value of the undivided interest in the Trust Fund of each Participant, each Former Participant and each Beneficiary attributable to Employer Matching Contributions made pursuant to Super Saver Plus on his behalf in accordance with Section 3.1 hereof.

     Section 1.2    AMS Employee means:

          (a)  a regular non-union employee of the Company,

          (b) whose job is classified as agent, management, specialist, representative, support personnel, officer or other non-union employee, and

          (c) who is paid on the Company's U.S. payroll, including Puerto Rico and the U.S. Virgin Islands.

     Section 1.3    Choice Year means a year in which an AMS
Employee   is  given  the  opportunity  to  choose   between
participating in $uper $aver Plus or the Pension Plan.

     Section 1.4    Company means American Airlines, Inc.

     Section 1.5 Default Election or Default means the decision which will determine whether an AMS Employee will participate in $uper $aver Plus or the Pension Plan in the event an Election is not made.

     Section 1.6 Election or Elect means an affirmative choice made by an AMS Employee to participate in $uper $aver
Plus or the Pension Plan.

     Section 1.7 Election Period means the 90 day period in which an Election may be made.

     Section 1.8 Eligibility Service means a 12 month period of service with an Affiliated Employer, commencing on the date an Employee first performs an Hour of Service for an Affiliated Employer and, for each Plan Year thereafter, commencing with first day of the Plan Year that includes the first anniversary of the date specified above, during which the Employee performs at least the requisite number of Hours of Service as determined under the Pension Plan or other applicable plan. In the case of an Employee employed as an American Airlines pilot or an American Airlines flight attendant, the applicable plan is the American Airlines, Inc. Pilot Retirement Benefit Program or The Retirement Benefit Plan of American Airlines, Inc. for Flight Attendants, respectively; and for an Employee represented by the Transport Workers Union of America, AFL-CIO, the applicable plan is The Retirement Benefit Plan of American Airlines, Inc. Employees Represented by the Transport Worker Union of American, AFL-CIO.

     Section 1.9 Employer Contribution Account means the portion of the individual Account maintained by the Trustee or the Recordkeeper for each Participant, each Former Participant and each Beneficiary showing the monetary value of the person's individual interest in the Trust Fund attributable to Employer Matching Contributions.

     Section 1.10    Employer  Matching Contributions  means
contributions paid by the Company in accordance with Section
3.1 hereof.

     Section 1.11    Five-Year  Break  in  Service means any
five consecutive One-Year Breaks in Service.

     Section 1.12   Laid Off Reno Employees means the former
Reno Air employees who were laid off in July 2000.

     Section 1.13   One-Year  Break  in Service means a Plan
Year during which an Employee has fewer than 501 Hours of Service.

     Section 1.14  Pension Plan means The Retirement Benefit
Plan  of  American  Airlines, Inc. for  Agents,  Management,
Specialists, Support Personnel and Officers.

     Section 1.15 Pensionable Pay means the compensation used to determine benefits under the Pension Plan and
Section 3.1 of this Supplement No. 9.

     Section 1.16   Restoration  Account means a sub-account
of   the   Employer   Contribution   Account   to  which the
Restoration  Amount  is  credited in accordance with Section
4.2(b) of this Supplement No. 9.

     Section  1.17   Restoration Amount means the non-vested
amount  previously  forfeited from  a  Former  Participant's
Account by reason of a distribution or deemed distribution.

     Section  1.18   Sabre Dual Retirees means the group  of
Employees employed by the Company and Sabre Inc. and defined as "dual retirees" within the administrative records of the Pension Plan.

     Section  1.19   $uper $aver Plus means the  program  of
benefits under this Supplement No. 9 to the Plan.

     Section 1.20 Vesting Service means service described in Section 4.2 hereof required to be performed by a Participant to enable such Participant to obtain nonforfeitable rights to Employer Matching Contributions in accordance with Section 4.1 hereof.

                         ARTICLE II
                         ELIGIBILITY

     Section 2.1 Eligibility to Participate. Effective on and after January 1, 2001, an AMS Employee is eligible to receive Employer Matching Contributions as described in
Section 3.1 of this Supplement No. 9 if he has completed the required period of Eligibility Service and he Elects or
Defaults to participate in $uper $aver Plus in accordance with the terms of this Section 2.1. Notwithstanding the foregoing, an Employer Matching Contribution will be contributed to a Participant's Employer Matching Account only to the extent provided in Section 3.1.

     (a) Choice Year 2000. All AMS Employees are entitled to choose to participate in $uper $aver Plus or the Pension
Plan as follows:

          (i)  AMS Employees Hired Prior to January 1, 2000.
     These  AMS Employees may Elect to participate in  $uper
     $aver Plus. They will Default to participation in the Pension Plan.

          (ii)  AMS  Employees Hired On or After January  1,
     2000. These AMS Employees may Elect to participate in the Pension Plan. They will Default to participation in $uper $aver Plus.

          (iii) AMS Employees on Leave of Absence as of December 31, 2000, with Right of Recall. These AMS Employees will be given an Election Period during which to make an Election upon their return from leave of absence. The Election Period shall commence on the first day of the month following the month in which they return to work. They will Default to participation as described in (i) or (ii) above as applicable.

          (iv) AMS Employees Transferred to Non-Eligible Employment on or before December 31, 2000. These AMS Employees will be given an Election Period during which to make an Election if they subsequently return to a position as an eligible AMS Employee. The Election Period shall commence on the first day of the month following the month of transfer. They will Default to participation as described in (i) or (ii) above as applicable.

     (b) Choice Year 2001. Those Employees who in 2001 are newly hired AMS Employees (including Employees whose employment terminated prior to January 1, 2001 and who were reemployed as an AMS Employee in 2001) or Employees transferred to positions as AMS Employees are entitled to choose to participate in $uper $aver Plus or the Pension Plan, and they are eligible to receive Employer Matching Contributions commencing after they meet the eligibility requirements and Elect or Default to participation in $uper $aver Plus as follows:

               (i)   Newly  Hired AMS Employees.  These  AMS
     Employees may Elect during their Election Period to participate in the Pension Plan. They will Default to $uper $aver Plus. Their Election Period commences on the first day of the month after completion of six months of service following the date of hire.

               (ii) Employees Transferred to Positions as AMS Employees. Except as provided in (a)(iv) above, these AMS Employees may Elect during their Election Period to participate in the Pension Plan. They will Default to $uper $aver Plus. Their Election Period commences on the first day of the month following the month of transfer.

               (iii) Notwithstanding (b)(ii) above, the following employee groups may Elect to participate in $uper $aver Plus but they will Default to the Pension Plan, and their Election Period commences on the first day of the month following the month of transfer:

                    (A)  Sabre Dual Retirees

                    (B)  Laid Off Reno Employees

                    (C)    Employees  transferred   from   a
          position   covered  by  a  collective   bargaining
          agreement.

               (iv) Notwithstanding anything to the contrary in (b)(i), (ii), or (iii) above, once an AMS Employee has an Election or a Default Election on file, that Election or Default Election will not be changed due to a subsequent return to a position as an AMS Employee.

     (c)  No other Employee of the Company or any Affiliated
Company is eligible to Participate in $uper $aver Plus.

     Section 2.2 Commencement of Participation. Participation in $uper $aver Plus shall commence as soon as administratively possible after the AMS Employee satisfies the conditions of eligibility, including completion of the required period of Eligibility Service and making an Election or Default Election, in accordance with Section 2.1 hereof, but in no event shall such participation commence later than 6 months after all such conditions have been satisfied.

                         ARTICLE III
                        CONTRIBUTIONS

     Section 3.1    Employer Matching Contributions.

          (a)   Subject  to  the  provisions  of  the  Plan,
including  the  restrictions and  limitations  contained  in
ARTICLE VI and ARTICLE VII of the Plan, commencing on and after the Effective Date, the Company shall contribute for each Plan Year as an Employer Matching Contribution 100% of the Employee Before-tax Contributions up to 5.5% of a Participant's Pensionable Pay contributed to the Plan on behalf of such Participant as an Employee Before-tax
Contribution. For purposes of this Section 3.1, the determination of the percentage of a Participant's Pensionable Pay contributed to the Plan on behalf of such Participant shall be made on a year-to-date basis.

          (b) Employer Matching Contributions made to the Plan pursuant to this Section 3.1 generally shall be made as soon as administratively feasible following each pay date, and in no event later than the date described in Section 4.7 of the Plan.

                         ARTICLE IV
                           VESTING

     Section 4.1    Participant Vesting.

          (a) A Participant's nonforfeitable interest in his Employer Contribution Account shall be determined as follows:

 Years of Vesting Service      Vesting Percentage
       Less than 3                     0%
        3 or more                     100%

Notwithstanding anything to the contrary contained  in  this
Section 4.1, amounts credited to a Participant's Employer Contribution Account shall become fully vested upon the occurrence, while employed by an Affiliated Company, of any of the following events, whether or not he has then completed the years of Vesting Service required for full vesting:

               (i)   the  Participant's  attainment  of  his
     Normal Retirement Date

               (ii)   the Participant's Disability; or

               (iii)  the Participant's death.

          (b) The value of a Participant's nonforfeitable interest in his Employer Contribution Account shall be determined as of the Valuation Date.

     Section 4.2    Crediting Vesting Service.

          (a) For purposes of Section 4.1, a Participant will be credited with one year of Vesting Service for each Plan Year in which he completes 1,000 Hours of Service. All service for an Affiliated Company will be included in determining such Employee's years of Vesting Service. The Recordkeeper may establish separate subaccounts for Employees, or classifications of Employees, as necessary to calculate the vesting requirements of this $uper $aver Plus.

          (b) Except as provided in the following sentence, in the case of an Employee who terminates employment with an Employer and who later resumes employment with the Employer, years of Vesting Service prior to his resumption of employment shall be credited to such Employee. However, if a Participant did not have a nonforfeitable right to amounts credited to his Employer Contribution Account at the time of his termination of employment with an Employer and the
Participant incurs a Five-Year Break in Service, his employment with an Employer after such Five-Year Break in Service shall not be taken into account in determining the Participant's nonforfeitable percentage in his Employer
Contribution Account derived from Employer Matching Contributions that accrued prior to such Five-Year Break in Service.

          (c) Solely for the purpose of determining a Five-Year Break in Service, the Plan shall credit each
Participant with hours of service for each hour in any customary period of work, during which the Participant is on an unpaid leave of absence granted as such by an Employer or a parental leave of absence, but only to the extent necessary to prevent a One-Year Break in Service, and in accordance with applicable law and uniformly administered policy. Persons on an unpaid military leave shall receive hours of service credit for the period that their employment rights are protected by law, to the extent required by law.

     Section 4.3    Forfeiture and Restoration of Non-Vested
Benefits.

          (a) If a Participant terminates employment with an Affiliated Company prior to the time he is fully vested in amounts credited to his Employer Matching Account, the non-vested portion of the Participant's benefits under $uper $aver Plus, if any, shall be forfeited, subject to restoration as provided in Section 4.3(c) hereof, as of the earlier to occur of:

               (i) in the case where the Participant does not receive a distribution of his entire vested Account balance, on the last day of the Plan Year in which the Participant first incurs a Five-Year Break in service or

               (ii)   immediately  upon   receipt   of   his
     distribution if the Participant receives a distribution of his entire vested Account balance.

          (b) For purposes of this Section 4.2(c), if the vested balance of a Participant's Employer Matching Account is zero, the Participant shall be deemed to have received a distribution of such vested Account at the time of his termination of employment. The forfeited amount shall remain in the Trust Fund and shall be applied first to restore the Employer Contribution Accounts of Former Participants in accordance with Section 4.3(c) and then to reduce future Employer Matching Contributions under $uper $aver Plus for the Plan Year during which the effective date of the distribution (or, if applicable, the Five-Year Break in Service) occurs.

          (c)  In the case of a Former Participant whose non-
vested  Account  balance  was  forfeited  by  reason  of   a
distribution (or deemed distribution) to the Participant, if such individual returns to employment with an Employer prior to incurring a Five-Year Break in Service, the amount previously forfeited from such individual's Account shall be restored (unadjusted for any gains or losses) as part of such  individual's  Account  and  credited  to  an  Employer
contribution    sub-account,    hereinafter    called    the
"Restoration Account", if the Participant repays to the Plan the full amount of the distribution prior to the earlier of:

               (i)  the Plan's termination, or

               (ii)  the  lapse of five years following  the
     Participant's reemployment by the Employer (provided that the Participant must be an Employee at the time of repayment.)

          (d) A Participant's forfeiture incurred as a result of a deemed distribution shall be automatically restored if the Participant returns to employment with an Employer prior to the earlier of:

               (i)  the Plan's termination, or

               (ii)  his  incurring  a  Five-Year  Break  in
     Service.

          (e) As of the Valuation Date that immediately follows the repayment described in Section 4.3(c), and prior to any allocation of:

               (i)   the  Trust  Fund earnings  pursuant  to
     Section 8.5 of the Plan,

               (ii)  forfeitures pursuant to Section  4.3(a)
     hereof or

               (iii)    Employer   Matching    Contributions
     pursuant   to  Section  3.1  hereof,  there  shall   be
     allocated to the Participant's Restoration Account an amount (the "Restoration Amount") of the Trust Fund equal to the amount of his previously forfeited non-vested Account balance. The Restoration Amount shall be credited first against forfeitures arising for the Plan Year, and if such forfeitures are not sufficient to satisfy the Restoration Amount in full, the Restoration Amount shall be satisfied out of Employer contributions for the Plan Year, which contributions shall be supplemented for the Plan Year by an amount equal to such remainder. The Restoration Amount shall not be deemed an Annual Addition, as defined Section 7.2(a)(i) of the Plan, or portion thereof for any Limitation Year. The Pension Benefits Administration Committee shall give timely notice to any rehired Employee, if such Employee is eligible to make a repayment, of his right to make such repayment before the expiration of the periods specified above, and such notice shall also include an explanation of the consequences of not making such repayment.

                          ARTICLE V
                WITHDRAWALS DURING EMPLOYMENT

     Section 5.1    Loans.    In   determining   the  amount
available to  a Participant for a loan under Section 11.2 of
the  Plan,  the   amount   of   the  Participant's  Employer
Contributions Account may be included with the Participant's
Employee  After-tax  Account,   the  Participant's  Employee
Before-Tax Contribution Account, Profit Sharing Fund Account, Rollover Account and Prior Plan Account, if any, but only to the extent the Employer Contributions Account is vested.

     Section 5.2    Withdrawals.   No in service withdrawals
of  amounts  credited  to   Employer  Matching  Contribution
Accounts are allowed.